                    EMPLOYMENT AGREEMENT

TO:  KAMAN CORPORATION

In consideration of my employment by Kaman Corporation ("Kaman" or "the Company") and the compensation paid for my services:

I. (a) I agree to abide by all of Kaman's rules and regulations now or hereafter established and agree that the posting of any such rules or regulations on the bulletin boards of the various departments and/or as listed in any employee handbooks will constitute personal notice thereof to me. I understand that no statements made in any such company publications or elsewhere shall operate to change the terms and conditions of my employment as described in this Agreement.

       (b) I understand and agree that I may become aware of certain secret and/or confidential information during the course of my employment and such information includes, but is not limited to, that pertaining to methods, processes, designs, equipment, catalogues, computer disks, customer lists, inventions, sales and company operating procedures. I agree that all tangible confidential information such as computer disks, reports, customer lists, etc. are the sole property of Kaman and I agree that upon termination of employment with Kaman, I will return, on demand, any and all confidential information in my possession. During and after my employment, I will disclose to you and will not divulge or appropriate to my own use or to the use of others, including any other employer, any such confidential information or knowledge obtained by me during such employment, whether in tangible or intangible form, including, but not limited to data, plans, decisions, methods, processes, designs, equipment, catalogues, customer lists, inventions, and sales and operating procedures.

       (c) Recognizing that, by virtue of my employment, I may learn information, not generally available, concerning business methods, customer lists or other trade secrets, I agree that during my employment I will not, directly or indirectly, become connected with, promote the interest of, or engage in any other business or activity competing with the business to which my employment relates within the geographical area in which the business of the Company is conducted. I further agree that if any court or arbitrator should find this covenant and agreement against competition not to be reasonable as to the scope of prohibited activities, then such portion of this covenant and agreement held to be unreasonable shall be regarded as severable and stricken from this Agreement, and such covenant and agreement shall be of full force and effect for the activities which are determined not to be unreasonable.

       (d) I will treat as for your sole benefit, and fully and promptly disclose and assign to you without additional compensation, all ideas, discoveries, inventions and improvements, patentable or not, which, while I am employed, are made, conceived or reduced to practice by me, alone or with others, during or after usual working hours either on or off my job, and which are related directly or indirectly to your business or interest or which result from tasks assigned to me by you.

       (e) I agree, at your expense, at any time during or after my employment, to sign all papers and do such other acts reasonably required of me to protect your rights to said ideas, discoveries, inventions and improvements, including applying for, obtaining and enforcing patents on said discoveries, inventions, improvements in any and all countries.

       (f) I represent that there are no agreements, understandings or legal requirements applicable to me which prohibit the execution of this agreement or prohibit or otherwise limit the performance of my obligations hereunder or my duties as an employee of the Company nor will the execution of this agreement and the performance of my obligations or duties result in a conflict of interest between me and any other party.

II. I understand that, as an employee of Kaman, I owe a duty of loyalty to Kaman. As part of this duty of loyalty, I will:

       (a) avoid personal investment, interests or associations which might interfere with the independent exercise of my judgment on business related matters;

       (b) not, directly or through a member of my immediate family or otherwise, accept any gratuitous payment, loan, service, or other consideration of value from any party doing or seeking to do business with Kaman;

       (c) fully disclose all facts concerning services that I, or any other person of whom I have knowledge, may have rendered to any party competing, dealing, or seeking to deal with Kaman, if it is required to determine if a conflict of interest exists; and

       (d) not buy or sell the company's stock if I have information about the company that is not already available to the public nor will I tell other people about any information of that kind. I understand and acknowledge that Kaman's policies prohibit such behavior and in many cases, it will be in violation of the securities laws.

III. I understand and agree that my employment with Kaman is an "at will" relationship and such employment and compensation can be terminated, with or without cause, and with or without notice, at any time, at the option of either myself or Kaman. I understand that this Agreement can be changed only by a written document signed by me and the President or other designated officer of Kaman. No application, brochure, policy statement, procedure, benefit plan, summary, work rules, employee handbook, or any other written or oral communication between the company and its employees is intended to create an employment contract. I understand and agree that as a condition of my "at will" employment, if any disputes arise out of my termination of employment with the company that I will first seek to resolve all such disputes by engaging in good faith discussions with appropriate managerial personnel of the company.

IV. I understand that if my employment ends under any circumstances (other than due to a violation of law on my part), after my Date of Hire (being August 2, 1999), and the Change in Control Agreement dated August 2, 1999 between Kaman and me is not applicable, that coincident with such employment termination, the company will provide me with:

       a. a lump sum cash payment equal to two (2) times my then current base annual salary rate plus one (1) times my most recent cash bonus payment;

       b. if my employment ends within less than one (1) year from my Date of Hire, vesting of the stock option award and stock appreciation rights (payable only in cash) award approved by the Company's Board of Directors on July 20, 1999, in an amount equal to twenty percent (20%) of each such award, exercisable in accordance with the terms of the company's 1993 Stock Incentive Plan together with a lapsing of the restrictions on the restricted stock award approved by the Board of Directors on July 20, 1999, in an amount equal to twenty percent (20%) of such award;

       c.  if my employment ends within two (2) years from my
Date of Hire and subsection IV(b) is not applicable, vesting of the stock option award and stock appreciation rights (payable only in cash)award approved by the Company's Board of Directors on July 20, 1999, in an amount equal to forty percent (40%) of each such award, exercisable in accordance with the terms of the company's 1993 Stock Incentive Plan together with a lapsing of the restrictions on the restricted stock award approved by the Board of Directors on July 20, 1999, in an amount equal to forty percent (40%) of such award;

       d.  if my employment ends within two (2) years from my
Date of Hire, vesting credit under the Supplemental Employees
Retirement Plan (SERP) to achieve a total of  eight (8) years of

Continuous and Credited Service (as defined in the Kaman Corporation Employees' Pension Plan (the "Plan") to which the SERP is supplemental) at that date which would have been my normal retirement date (generally, attainment of age 65) had my employment not ended. I understand that my benefit from the plan will be due and payable at that normal retirement date.

       e. reimbursement for COBRA premium payments for applicable group medical/dental benefits until I accept employment elsewhere, but in any event for not more than eighteen (18) months;

       f. premium payments for one (1) year with regard to the Mass Mutual group universal life insurance policy issued in my name at my Date of Hire;

       g. my company automobile. The book value then attributed to it by the leasing company will be considered "fringe benefit" income and that amount will be subject to tax during the then current calendar year.


                                  /s/ Paul R. Kuhn
                                  Signature of Employee
                                  August 2, 1999
                                  Date
                                  Paul R. Kuhn
                                  Employee's Typed Name


Acknowledged and Agreed this 2nd day of August, 1999.

KAMAN CORPORATION



/s/ Charles H. Kaman
By    Charles H. Kaman
Its    Chairman

                      EMPLOYMENT AGREEMENT

This Agreement is made as of September 21, 1999 (the "Effective
Date") by and between Robert M. Garneau ("I" , "me", or "my") and
Kaman Corporation ("Kaman" or "the Company").

                            WITNESSETH:

WHEREAS, the Company and I have already established an employment relationship; and

WHEREAS, the parties now desire to have the terms and conditions of that relationship more definitively described, including in particular the circumstances under which certain severance payments will be due and payable and a commitment regarding non-competition following termination of employment under certain circumstances;

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the Company and I agree as follows:

I. (a) I will abide by all of Kaman's rules and regulations now or hereafter established and agree that the posting of any such rules or regulations on the bulletin boards of the various departments and/or as listed in any employee handbooks will constitute personal notice thereof to me. I understand that no statements made in any such publications or elsewhere shall operate to change the terms and conditions of my employment as described in this Agreement.

       (b) I understand and agree that I may become aware of certain secret and/or confidential information during the course of my employment and such information includes, but is not limited to, that pertaining to methods, processes, designs, equipment, catalogues, computer disks, customer lists, inventions, sales and operating procedures. I agree that all tangible confidential information such as computer disks, reports, customer lists, etc. are the sole property of Kaman and I agree that upon termination of employment with Kaman, I will return, on demand, any and all confidential information in my possession. During and after my employment, I will disclose to Kaman and will not divulge or appropriate to my own use or to the use of others, including any other employer, any such confidential information or knowledge obtained by me during such employment, whether in tangible or intangible form, including, but not limited to data, plans, decisions, methods, processes, designs, equipment, catalogues, customer lists, inventions, and sales and operating procedures.

       (c) Recognizing that, by virtue of my employment, I may learn information, not generally available, concerning business methods, customer lists or other trade secrets, I agree that during my employment I will not, directly or indirectly, become connected with, promote the interest of, or engage in any other business or activity competing with the business to which my employment relates within the geographical area in which the business of the Company is conducted. I further agree that if any court or arbitrator should find this covenant and agreement against competition not to be reasonable as to the scope of prohibited activities, then such portion of this covenant and agreement held to be unreasonable shall be regarded as severable and stricken from this Agreement, and such covenant and agreement shall be of full force and effect for the activities which are determined not to be unreasonable.

       (d) I will treat as for Kaman's sole benefit, and fully and promptly disclose and assign to Kaman without additional compensation, all ideas, discoveries, inventions and improvements, patentable or not, which, while I am employed, are made, conceived or reduced to practice by me, alone or with others, during or after usual working hours either on or off my job, and which are related directly or indirectly to Kaman's business or interest or which result from tasks assigned to me by Kaman.

       (e) I agree, at Kaman's expense, at any time during or after my employment, to sign all papers and do such other acts reasonably required of me to protect Kaman's rights to said ideas, discoveries, inventions and improvements, including applying for, obtaining and enforcing patents on said discoveries, inventions, improvements in any and all countries.

       (f) I represent that there are no agreements, understandings or legal requirements applicable to me which prohibit the execution of this Agreement or prohibit or otherwise limit the performance of my obligations hereunder or my duties as an employee of the Company nor will the execution of this Agreement and the performance of my obligations or duties result in a conflict of interest between me and any other party.

II. I understand that, as an employee of Kaman, I owe a duty of loyalty to Kaman. As part of this duty of loyalty, I will:

       (a) avoid personal investment, interests or associations which might interfere with the independent exercise of my judgment on business related matters;

       (b) not, directly or through a member of my immediate family or otherwise, accept any gratuitous payment, loan, service, or other consideration of value from any party doing or seeking to do business with Kaman;

       (c) fully disclose all facts concerning services that I, or any other person of whom I have knowledge, may have rendered to any party competing, dealing, or seeking to deal with Kaman, if it is required to determine if a conflict of interest exists; and

       (d) not buy or sell Kaman Corporation stock if I have information about Kaman Corporation or any of its subsidiaries that is not already available to the public nor will I tell other people about any information of that kind. I understand and acknowledge that Kaman's policies prohibit such behavior and in many cases, it will be in violation of the securities laws.

III. I understand and agree that my employment with Kaman is an "at will" relationship and such employment and compensation can be terminated, with or without cause, and with or without notice, at any time, at the option of Kaman or me. I understand that this Agreement can be changed only by a written document signed by me and the President or other designated officer of Kaman. No application, brochure, policy statement, procedure, benefit plan, summary, work rules, employee handbook, or any other written or oral communication between the Company and its employees is intended to create an employment contract. I understand and agree that as a condition of my "at will" employment, if any disputes arise out of my termination of employment with the Company that I will first seek to resolve all such disputes by engaging in good faith discussions with appropriate managerial personnel of the Company.

IV. (a) Notwithstanding any other provision of this Agreement, it is understood that, beginning on the Effective Date of this Agreement and ending on September 20, 2001, if Kaman terminates my employment for any reason (other than due to my willful refusal to perform proper responsibilities of my position or a violation of law on my part) or if I terminate my employment for "good reason", and the Change in Control Agreement dated September 21, 1999 between Kaman and me is not applicable, that on my last day of employment (the "Termination Date"), the Company will provide me with:

            1) a lump sum cash payment equal to two (2) times my then current base annual salary rate (which rate cannot be less than the salary rate for the most recently completed calendar year prior to the Termination Date or the salary rate in effect as of the Effective Date, whichever is higher);

            2) a lump sum cash payment equal to two (2) times my most recent cash bonus payment; and the bonus for which I am eligible due to my employment during the calendar year in which the Termination Date occurs, with such bonus to be pro rated and calculated in accordance with the Kaman Corporation Cash Bonus
Plan;

            3) with regard to all restricted stock, stock appreciation rights or stock option awards that I have received,
(i) all restrictions with respect to any restricted stock shall lapse, and (ii) all stock appreciation rights and stock options shall become fully vested and then canceled in exchange for a cash payment equal to the excess of the fair market value of the shares of Kaman Corporation stock subject to the stock appreciation right or stock option on the Termination Date over the exercise price(s) of such stock appreciation rights or stock options; and

            4) my Company automobile. The book value then attributed to it by the leasing company will be considered "fringe benefit" income and that amount will be subject to tax during the calendar year in which the Termination Date occurs.

    In addition to the aforementioned items, the Company will provide me with:

            5) reimbursement for COBRA premium payments for applicable group medical/dental benefits until I accept employment elsewhere, but in any event for not more than twelve (12) months;
and

            6) premium payments for one (1) year with regard to the Mass Mutual group universal life insurance policy issued in my name.

       (b) It is understood that I will have "good reason" to terminate my employment with the Company if any one of the following acts, or failures to act, by the Company, occurs:

            1) I am removed from the officer position held by me at the Effective Date; or

            2) I am assigned any duties or responsibilities inconsistent with the officer position held by me at the Effective Date or there is a substantial diminution in the nature or status of my responsibilities from those existing on the Effective Date; or

            3) the Company reduces my annual base salary from that existing on the Effective Date; or

            4) the Company significantly reduces my annual cash bonus from the "modified target bonus opportunity" figure that is calculated each year in accordance with the Kaman Corporation Cash Bonus Plan.

       (c) My right to terminate my employment for good reason shall not be affected by my incapacity due to physical or mental illness. My continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting good reason under this Agreement.

       (d) It is understood that for purposes of any determination regarding the existence of good reason, any claim by me that good reason exists shall be presumed to be correct unless the Company establishes to its Board of Directors by clear and convincing evidence that good reason does not exist.

         (e) In the event that the items described in Section IV
(a) are provided to me pursuant to this Agreement, I agree that for a period of two (2) years following the Termination Date, I will not, directly or indirectly, become connected with, promote the interest of, or engage in any other business or activity competing with the business of the Company within the geographical area in which the business of the Company is conducted.

       (f) Unless required otherwise by law or government regulation, the parties will maintain the terms and conditions of this Agreement in confidence.

V. This Agreement supersedes any previous agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which may exist between the parties, except that both parties acknowledge the validity of that certain Change in Control Agreement dated September 21,1999, between the parties. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of Connecticut. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which I have agreed.

In Witness Whereof, the parties have executed, or caused this Agreement to be executed, on his or its behalf.

                                  /s/ Robert M. Garneau
                                  Signature of Employee
                                  November 4, 1999
                                  Date
                                  Robert M. Garneau
                                  Employee's Typed Name



Acknowledged and Agreed this 4th day of November, 1999.

Kaman Corporation


/s/ Paul R. Kuhn
By    Paul R. Kuhn
Its    President

                       EMPLOYMENT AGREEMENT

This Agreement is made as of September 21, 1999 (the "Effective
Date") by and between Ronald M. Galla ("I", "me", or "my") and
Kaman Corporation ("Kaman" or "the Company").

                           WITNESSETH:

WHEREAS, the Company and I have already established an employment relationship; and

WHEREAS, the parties now desire to have the terms and conditions of that relationship more definitively described, including in particular the circumstances under which certain severance payments will be due and payable and a commitment regarding non-competition following termination of employment under certain circumstances;

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the Company and I agree as follows:

I. (a)I will abide by all of Kaman's rules and regulations now or hereafter established and agree that the posting of any such rules or regulations on the bulletin boards of the various departments and/or as listed in any employee handbooks will constitute personal notice thereof to me. I understand that no statements made in any such publications or elsewhere shall operate to change the terms and conditions of my employment as described in this Agreement.

       (b) I understand and agree that I may become aware of certain secret and/or confidential information during the course of my employment and such information includes, but is not limited to, that pertaining to methods, processes, designs, equipment, catalogues, computer disks, customer lists, inventions, sales and operating procedures. I agree that all tangible confidential information such as computer disks, reports, customer lists, etc. are the sole property of Kaman and I agree that upon termination of employment with Kaman, I will return, on demand, any and all confidential information in my possession. During and after my employment, I will disclose to Kaman and will not divulge or appropriate to my own use or to the use of others, including any other employer, any such confidential information or knowledge obtained by me during such employment, whether in tangible or intangible form, including, but not limited to data, plans, decisions, methods, processes, designs, equipment, catalogues, customer lists, inventions, and sales and operating procedures.

       (c) Recognizing that, by virtue of my employment, I may learn information, not generally available, concerning business methods, customer lists or other trade secrets, I agree that during my employment I will not, directly or indirectly, become connected with, promote the interest of, or engage in any other business or activity competing with the business to which my employment relates within the geographical area in which the business of the Company is conducted. I further agree that if any court or arbitrator should find this covenant and agreement against competition not to be reasonable as to the scope of prohibited activities, then such portion of this covenant and agreement held to be unreasonable shall be regarded as severable and stricken from this Agreement, and such covenant and agreement shall be of full force and effect for the activities which are determined not to be unreasonable.

       (d) I will treat as for Kaman's sole benefit, and fully and promptly disclose and assign to Kaman without additional compensation, all ideas, discoveries, inventions and improvements, patentable or not, which, while I am employed, are made, conceived or reduced to practice by me, alone or with others, during or after usual working hours either on or off my job, and which are related directly or indirectly to Kaman's business or interest or which result from tasks assigned to me by Kaman.

       (e) I agree, at Kaman's expense, at any time during or after my employment, to sign all papers and do such other acts reasonably required of me to protect Kaman's rights to said ideas, discoveries, inventions and improvements, including applying for, obtaining and enforcing patents on said discoveries, inventions, improvements in any and all countries.

       (f) I represent that there are no agreements, understandings or legal requirements applicable to me which prohibit the execution of this Agreement or prohibit or otherwise limit the performance of my obligations hereunder or my duties as an employee of the Company nor will the execution of this Agreement and the performance of my obligations or duties result in a conflict of interest between me and any other party.

II. I understand that, as an employee of Kaman, I owe a duty of loyalty to Kaman. As part of this duty of loyalty, I will:

       (a) avoid personal investment, interests or associations which might interfere with the independent exercise of my judgment on business related matters;

       (b) not, directly or through a member of my immediate family or otherwise, accept any gratuitous payment, loan, service, or other consideration of value from any party doing or seeking to do business with Kaman;

       (c) fully disclose all facts concerning services that I, or any other person of whom I have knowledge, may have rendered to any party competing, dealing, or seeking to deal with Kaman, if it is required to determine if a conflict of interest exists; and

       (d) not buy or sell Kaman Corporation stock if I have information about Kaman Corporation or any of its subsidiaries that is not already available to the public nor will I tell other people about any information of that kind. I understand and acknowledge that Kaman's policies prohibit such behavior and in many cases, it will be in violation of the securities laws.

III. I understand and agree that my employment with Kaman is an "at will" relationship and such employment and compensation can be terminated, with or without cause, and with or without notice, at any time, at the option of Kaman or me. I understand that this Agreement can be changed only by a written document signed by me and the President or other designated officer of Kaman. No application, brochure, policy statement, procedure, benefit plan, summary, work rules, employee handbook, or any other written or oral communication between the Company and its employees is intended to create an employment contract. I understand and agree that as a condition of my "at will" employment, if any disputes arise out of my termination of employment with the Company that I will first seek to resolve all such disputes by engaging in good faith discussions with appropriate managerial personnel of the Company.

IV. (a) Notwithstanding any other provision of this Agreement, it is understood that, beginning on the Effective Date of this Agreement and ending on September 20, 2001, if Kaman terminates my employment for any reason (other than due to my willful refusal to perform proper responsibilities of my position or a violation of law on my part) or if I terminate my employment for "good reason", and the Change in Control Agreement dated September 21, 1999 between Kaman and me is not applicable, that on my last day of employment (the "Termination Date"), the Company will provide me with:

             1) a lump sum cash payment equal to two (2) times my then current base annual salary rate (which rate cannot be less than the salary rate for the most recently completed calendar year prior to the Termination Date or the salary rate in effect as of the Effective Date, whichever is higher);

             2) a lump sum cash payment equal to two (2) times my most recent cash bonus payment; and the bonus for which I am eligible due to my employment during the calendar year in which the Termination Date occurs, with such bonus to be pro rated and calculated in accordance with the Kaman Corporation Cash Bonus
Plan;

             3) with regard to all restricted stock, stock appreciation rights or stock option awards that I have received,
(i) all restrictions with respect to any restricted stock shall lapse, and (ii) all stock appreciation rights and stock options shall become fully vested and then canceled in exchange for a cash payment equal to the excess of the fair market value of the shares of Kaman Corporation stock subject to the stock appreciation right or stock option on the Termination Date over the exercise price(s) of such stock appreciation rights or stock options; and

             4) my Company automobile. The book value then attributed to it by the leasing company will be considered "fringe benefit" income and that amount will be subject to tax during the calendar year in which the Termination Date occurs.

       In addition to the aforementioned items, the Company will provide me with:

             5) reimbursement for COBRA premium payments for applicable group medical/dental benefits until I accept employment elsewhere, but in any event for not more than twelve (12) months;
and

             6) premium payments for one (1) year with regard to the Mass Mutual group universal life insurance policy issued in my name.

        (b) It is understood that I will have "good reason" to terminate my employment with the Company if any one of the following acts, or failures to act, by the Company, occurs:

             1) I am removed from the officer position held by me at the Effective Date; or

             2) I am assigned any duties or responsibilities inconsistent with the officer position held by me at the Effective Date or there is a substantial diminution in the nature or status of my responsibilities from those existing on the Effective Date; or

             3) the Company reduces my annual base salary from that existing on the Effective Date; or

             4) the Company significantly reduces my annual cash bonus from the "modified target bonus opportunity" figure that is calculated each year in accordance with the Kaman Corporation Cash Bonus Plan.

        (c) My right to terminate my employment for good reason shall not be affected by my incapacity due to physical or mental illness. My continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting good reason under this Agreement.

        (d) It is understood that for purposes of any determination regarding the existence of good reason, any claim by me that good reason exists shall be presumed to be correct unless the Company establishes to its Board of Directors by clear and convincing evidence that good reason does not exist.

        (e)  In the event that the items described in Section IV
(a) are provided to me pursuant to this Agreement, I agree that for a period of two (2) years following the Termination Date, I will not, directly or indirectly, become connected with, promote the interest of, or engage in any other business or activity competing with the business of the Company within the geographical area in which the business of the Company is conducted.

        (f) Unless required otherwise by law or government regulation, the parties will maintain the terms and conditions of this Agreement in confidence.

V. This Agreement supersedes any previous agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which may exist between the parties, except that both parties acknowledge the validity of that certain Change in Control Agreement dated September 21,1999, between the parties. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of Connecticut. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which I have agreed.

       In Witness Whereof, the parties have executed, or caused this Agreement to be executed, on his or its behalf.


                                    /s/ Ronald M. Galla
                                    Signature of Employee
                                    November 4, 1999
                                    Date
                                    Ronald M. Galla
                                    Employee's Typed Name



Acknowledged and Agreed this 4th day of November, 1999.

Kaman Corporation


/s/ Paul R. Kuhn
By    Paul R. Kuhn
Its    President

                        EMPLOYMENT AGREEMENT

This Agreement is made as of September 21, 1999 (the "Effective
Date") by and between Candace A. Clark ("I", "me", or "my") and
Kaman Corporation ("Kaman" or "the Company").

                           WITNESSETH:

WHEREAS, the Company and I have already established an employment relationship; and

WHEREAS, the parties now desire to have the terms and conditions of that relationship more definitively described, including in particular the circumstances under which certain severance payments will be due and payable and a commitment regarding non-competition following termination of employment under certain circumstances;

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the Company and I agree as follows:

I. (a) I will abide by all of Kaman's rules and regulations now or hereafter established and agree that the posting of any such rules or regulations on the bulletin boards of the various departments and/or as listed in any employee handbooks will constitute personal notice thereof to me. I understand that no statements made in any such publications or elsewhere shall operate to change the terms and conditions of my employment as described in this Agreement.

        (b) I understand and agree that I may become aware of certain secret and/or confidential information during the course of my employment and such information includes, but is not limited to, that pertaining to methods, processes, designs, equipment, catalogues, computer disks, customer lists, inventions, sales and operating procedures. I agree that all tangible confidential information such as computer disks, reports, customer lists, etc. are the sole property of Kaman and I agree that upon termination of employment with Kaman, I will return, on demand, any and all confidential information in my possession. During and after my employment, I will disclose to Kaman and will not divulge or appropriate to my own use or to the use of others, including any other employer, any such confidential information or knowledge obtained by me during such employment, whether in tangible or intangible form, including, but not limited to data, plans, decisions, methods, processes, designs, equipment, catalogues, customer lists, inventions, and sales and operating procedures.

        (c) Recognizing that, by virtue of my employment, I may learn information, not generally available, concerning business methods, customer lists or other trade secrets, I agree that during my employment I will not, directly or indirectly, become connected with, promote the interest of, or engage in any other business or activity competing with the business to which my employment relates within the geographical area in which the business of the Company is conducted. I further agree that if any court or arbitrator should find this covenant and agreement against competition not to be reasonable as to the scope of prohibited activities, then such portion of this covenant and agreement held to be unreasonable shall be regarded as severable and stricken from this Agreement, and such covenant and agreement shall be of full force and effect for the activities which are determined not to be unreasonable.

        (d) I will treat as for Kaman's sole benefit, and fully and promptly disclose and assign to Kaman without additional compensation, all ideas, discoveries, inventions and improvements, patentable or not, which, while I am employed, are made, conceived or reduced to practice by me, alone or with others, during or after usual working hours either on or off my job, and which are related directly or indirectly to Kaman's business or interest or which result from tasks assigned to me by Kaman.

        (e) I agree, at Kaman's expense, at any time during or after my employment, to sign all papers and do such other acts reasonably required of me to protect Kaman's rights to said ideas, discoveries, inventions and improvements, including applying for, obtaining and enforcing patents on said discoveries, inventions, improvements in any and all countries.

        (f) I represent that there are no agreements, understandings or legal requirements applicable to me which prohibit the execution of this Agreement or prohibit or otherwise limit the performance of my obligations hereunder or my duties as an employee of the Company nor will the execution of this Agreement and the performance of my obligations or duties result in a conflict of interest between me and any other party.

II. I understand that, as an employee of Kaman, I owe a duty of loyalty to Kaman. As part of this duty of loyalty, I will:

        (a) avoid personal investment, interests or associations which might interfere with the independent exercise of my judgment on business related matters;

        (b) not, directly or through a member of my immediate family or otherwise, accept any gratuitous payment, loan, service, or other consideration of value from any party doing or seeking to do business with Kaman;

        (c) fully disclose all facts concerning services that I, or any other person of whom I have knowledge, may have rendered to any party competing, dealing, or seeking to deal with Kaman, if it is required to determine if a conflict of interest exists; and

        (d) not buy or sell Kaman Corporation stock if I have information about Kaman Corporation or any of its subsidiaries that is not already available to the public nor will I tell other people about any information of that kind. I understand and acknowledge that Kaman's policies prohibit such behavior and in many cases, it will be in violation of the securities laws.

III. I understand and agree that my employment with Kaman is an "at will" relationship and such employment and compensation can be terminated, with or without cause, and with or without notice, at any time, at the option of Kaman or me. I understand that this Agreement can be changed only by a written document signed by me and the President or other designated officer of Kaman. No application, brochure, policy statement, procedure, benefit plan, summary, work rules, employee handbook, or any other written or oral communication between the Company and its employees is intended to create an employment contract. I understand and agree that as a condition of my "at will" employment, if any disputes arise out of my termination of employment with the Company that I will first seek to resolve all such disputes by engaging in good faith discussions with appropriate managerial personnel of the Company.

IV. (a) Notwithstanding any other provision of this Agreement, it is understood that, beginning on the Effective Date of this Agreement and ending on September 20, 2001, if Kaman terminates my employment for any reason (other than due to my willful refusal to perform proper responsibilities of my position or a violation of law on my part) or if I terminate my employment for "good reason", and the Change in Control Agreement dated September 21, 1999 between Kaman and me is not applicable, that on my last day of employment (the "Termination Date"), the Company will provide me with:

             1) a lump sum cash payment equal to two (2) times my then current base annual salary rate (which rate cannot be less than the salary rate for the most recently completed calendar year prior to the Termination Date or the salary rate in effect as of the Effective Date, whichever is higher);

             2) a lump sum cash payment equal to two (2) times my most recent cash bonus payment; and the bonus for which I am eligible due to my employment during the calendar year in which the Termination Date occurs, with such bonus to be pro rated and calculated in accordance with the Kaman Corporation Cash Bonus
Plan;

             3) with regard to all restricted stock, stock appreciation rights or stock option awards that I have received,
(i) all restrictions with respect to any restricted stock shall lapse, and (ii) all stock appreciation rights and stock options shall become fully vested and then canceled in exchange for a cash payment equal to the excess of the fair market value of the shares of Kaman Corporation stock subject to the stock appreciation right or stock option on the Termination Date over the exercise price(s) of such stock appreciation rights or stock options; and

             4) my Company automobile. The book value then attributed to it by the leasing company will be considered "fringe benefit" income and that amount will be subject to tax during the calendar year in which the Termination Date occurs.

        In addition to the aforementioned items, the Company will provide me with:

             5) reimbursement for COBRA premium payments for applicable group medical/dental benefits until I accept employment elsewhere, but in any event for not more than twelve (12) months;
and

             6) premium payments for one (1) year with regard to the Mass Mutual group universal life insurance policy issued in my name.

        (b) It is understood that I will have "good reason" to terminate my employment with the Company if any one of the following acts, or failures to act, by the Company, occurs:

             1) I am removed from the officer position held by me at the Effective Date; or

             2) I am assigned any duties or responsibilities inconsistent with the officer position held by me at the Effective Date or there is a substantial diminution in the nature or status of my responsibilities from those existing on the Effective Date; or

             3) the Company reduces my annual base salary from that existing on the Effective Date; or

             4) the Company significantly reduces my annual cash bonus from the "modified target bonus opportunity" figure that is calculated each year in accordance with the Kaman Corporation Cash Bonus Plan.

        (c) My right to terminate my employment for good reason shall not be affected by my incapacity due to physical or mental illness. My continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting good reason under this Agreement.

        (d) It is understood that for purposes of any determination regarding the existence of good reason, any claim by me that good reason exists shall be presumed to be correct unless the Company establishes to its Board of Directors by clear and convincing evidence that good reason does not exist.

                (e)  In the event that the items described in
Section IV (a) are provided to me pursuant to this Agreement, I agree that for a period of two (2) years following the Termination Date, I will not, directly or indirectly, become connected with, promote the interest of, or engage in any other business or activity competing with the business of the Company within the geographical area in which the business of the Company is conducted.

                 (f)  Unless required otherwise by law or
government regulation, the parties will maintain the terms and conditions of this Agreement in confidence.

V. This Agreement supersedes any previous agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which may exist between the parties, except that both parties acknowledge the validity of that certain Change in Control Agreement dated September 21,1999, between the parties. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of Connecticut. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which I have agreed.

       In Witness Whereof, the parties have executed, or caused this Agreement to be executed, on his or its behalf.


                              /s/ Candace A. Clark
                               Signature of Employee
                              November 4, 1999
                              Date
                              Candace A. Clark
                              Employee's Typed Name



Acknowledged and Agreed this 4th day of November, 1999.

Kaman Corporation


/s/ Paul R. Kuhn
By    Paul R. Kuhn
Its    President

                        EMPLOYMENT AGREEMENT

This Agreement is made as of September 21, 1999 (the "Effective
Date") by and between T. Jack Cahill ("I", "me", or "my") and
Kaman Industrial Technologies Corporation ("Kaman" or "the
Company").

                            WITNESSETH:

WHEREAS, the Company and I have already established an employment relationship; and

WHEREAS, the parties now desire to have the terms and conditions of that relationship more definitively described, including in particular the circumstances under which certain severance payments will be due and payable and a commitment regarding non-competition following termination of employment under certain circumstances;

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the Company and I agree as follows:

I. (a) I will abide by all of Kaman's rules and regulations now or hereafter established and agree that the posting of any such rules or regulations on the bulletin boards of the various departments and/or as listed in any employee handbooks will constitute personal notice thereof to me. I understand that no statements made in any such publications or elsewhere shall operate to change the terms and conditions of my employment as described in this Agreement.

        (b) I understand and agree that I may become aware of certain secret and/or confidential information during the course of my employment and such information includes, but is not limited to, that pertaining to methods, processes, designs, equipment, catalogues, computer disks, customer lists, inventions, sales and operating procedures. I agree that all tangible confidential information such as computer disks, reports, customer lists, etc. are the sole property of Kaman and I agree that upon termination of employment with Kaman, I will return, on demand, any and all confidential information in my possession. During and after my employment, I will disclose to Kaman and will not divulge or appropriate to my own use or to the use of others, including any other employer, any such confidential information or knowledge obtained by me during such employment, whether in tangible or intangible form, including, but not limited to data, plans, decisions, methods, processes, designs, equipment, catalogues, customer lists, inventions, and sales and operating procedures.

       (c) Recognizing that, by virtue of my employment, I may learn information, not generally available, concerning business methods, customer lists or other trade secrets, I agree that during my employment I will not, directly or indirectly, become connected with, promote the interest of, or engage in any other business or activity competing with the business to which my employment relates within the geographical area in which the business of the Company is conducted. I further agree that if any court or arbitrator should find this covenant and agreement against competition not to be reasonable as to the scope of prohibited activities, then such portion of this covenant and agreement held to be unreasonable shall be regarded as severable and stricken from this Agreement, and such covenant and agreement shall be of full force and effect for the activities which are determined not to be unreasonable.

        (d) I will treat as for Kaman's sole benefit, and fully and promptly disclose and assign to Kaman without additional compensation, all ideas, discoveries, inventions and improvements, patentable or not, which, while I am employed, are made, conceived or reduced to practice by me, alone or with others, during or after usual working hours either on or off my job, and which are related directly or indirectly to Kaman's business or interest or which result from tasks assigned to me by Kaman.

        (e) I agree, at Kaman's expense, at any time during or after my employment, to sign all papers and do such other acts reasonably required of me to protect Kaman's rights to said ideas, discoveries, inventions and improvements, including applying for, obtaining and enforcing patents on said discoveries, inventions, improvements in any and all countries.

        (f) I represent that there are no agreements, understandings or legal requirements applicable to me which prohibit the execution of this Agreement or prohibit or otherwise limit the performance of my obligations hereunder or my duties as an employee of the Company nor will the execution of this Agreement and the performance of my obligations or duties result in a conflict of interest between me and any other party.


II. I understand that, as an employee of Kaman, I owe a duty of loyalty to Kaman. As part of this duty of loyalty, I will:

        (a) avoid personal investment, interests or associations which might interfere with the independent exercise of my judgment on business related matters;

        (b) not, directly or through a member of my immediate family or otherwise, accept any gratuitous payment, loan, service, or other consideration of value from any party doing or seeking to do business with Kaman;

        (c) fully disclose all facts concerning services that I, or any other person of whom I have knowledge, may have rendered to any party competing, dealing, or seeking to deal with Kaman, if it is required to determine if a conflict of interest exists; and

        (d) not buy or sell Kaman Corporation stock if I have information about Kaman Corporation or any of its subsidiaries that is not already available to the public nor will I tell other people about any information of that kind. I understand and acknowledge that Kaman's policies prohibit such behavior and in many cases, it will be in violation of the securities laws.

III. I understand and agree that my employment with Kaman is an "at will" relationship and such employment and compensation can be terminated, with or without cause, and with or without notice, at any time, at the option of Kaman or me. I understand that this Agreement can be changed only by a written document signed by me and an officer of the Company, or his designee, who is also an officer of Kaman Corporation. No application, brochure, policy statement, procedure, benefit plan, summary, work rules, employee handbook, or any other written or oral communication between the Company and its employees is intended to create an employment contract. I understand and agree that as a condition of my "at will" employment, if any disputes arise out of my termination of employment with the Company that I will first seek to resolve all such disputes by engaging in good faith discussions with appropriate managerial personnel of the Company.

IV. (a) Notwithstanding any other provision of this Agreement, it is understood that, beginning on the Effective Date of this Agreement and ending on September 20, 2001, if Kaman terminates my employment for any reason (other than due to my willful refusal to perform proper responsibilities of my position or a violation of law on my part) or if I terminate my employment for "good reason", and the Change in Control Agreement dated September 21, 1999 between Kaman and me is not applicable, that on my last day of employment (the "Termination Date"), the Company will provide me with:

             1) a lump sum cash payment equal to two (2) times my then current base annual salary rate (which rate cannot be less than the salary rate for the most recently completed calendar year prior to the Termination Date or the salary rate in effect as of the Effective Date, whichever is higher);

             2) a lump sum cash payment equal to two (2) times my most recent cash bonus payment; and the bonus for which I am eligible due to my employment during the calendar year in which the Termination Date occurs, with such bonus to be pro rated and calculated in accordance with the Kaman Corporation Cash Bonus
Plan;

             3) with regard to all restricted stock, stock appreciation rights or stock option awards that I have received,
(i) all restrictions with respect to any restricted stock shall lapse, and (ii) all stock appreciation rights and stock options shall become fully vested and then canceled in exchange for a cash payment equal to the excess of the fair market value of the shares of Kaman Corporation stock subject to the stock appreciation right or stock option on the Termination Date over the exercise price(s) of such stock appreciation rights or stock options; and

             4) my Company automobile. The book value then attributed to it by the leasing company will be considered "fringe benefit" income and that amount will be subject to tax during the calendar year in which the Termination Date occurs.

   In addition to the aforementioned items, the Company will provide me with:

             5) reimbursement for COBRA premium payments for applicable group medical/dental benefits until I accept employment elsewhere, but in any event for not more than twelve (12) months;
and

             6) premium payments for one (1) year with regard to the Mass Mutual group universal life insurance policy issued in my name.

        (b) It is understood that I will have "good reason" to terminate my employment with the Company if any one of the following acts, or failures to act, by the Company, occurs:

             1) I am removed from the officer position held by me at the Effective Date; or

             2) I am assigned any duties or responsibilities inconsistent with the officer position held by me at the Effective Date or there is a substantial diminution in the nature or status of my responsibilities from those existing on the Effective Date; or

             3) the Company reduces my annual base salary from that existing on the Effective Date; or

             4) the Company significantly reduces my annual cash bonus from the "modified target bonus opportunity" figure that is calculated each year in accordance with the Kaman Corporation Cash Bonus Plan.

        (c) My right to terminate my employment for good reason shall not be affected by my incapacity due to physical or mental illness. My continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting good reason under this Agreement.

        (d) It is understood that for purposes of any determination regarding the existence of good reason, any claim by me that good reason exists shall be presumed to be correct unless the Company establishes to its Board of Directors by clear and convincing evidence that good reason does not exist.

        (e)  In the event that the items described in Section IV
(a) are provided to me pursuant to this Agreement, I agree that for a period of two (2) years following the Termination Date, I will not, directly or indirectly, become connected with, promote the interest of, or engage in any other business or activity competing with the business of the Company within the geographical area in which the business of the Company is conducted.

        (f) Unless required otherwise by law or government regulation, the parties will maintain the terms and conditions of this Agreement in confidence.

V. This Agreement supersedes any previous agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which may exist between the parties, except that both parties acknowledge the validity of that certain Change in Control Agreement dated September 21,1999, between the parties. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of Connecticut. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which I have agreed.

In Witness Whereof, the parties have executed, or caused this Agreement to be executed, on his or its behalf.


                                    /s/ T. Jack Cahill
                                    Signature of Employee
                                    November 10, 1999
                                    Date
                                    T. Jack Cahill
                                    Employee's Typed Name



Acknowledged and Agreed this 10th day of November, 1999.

Kaman Industrial Technologies Corporation


/s/ Robert M. Garneau
By    Robert M. Garneau
Its    Vice President

                        EMPLOYMENT AGREEMENT

This Agreement is made as of September 21, 1999 (the "Effective
Date") by and between Robert H. Saunders, Jr. ("I", "me", or "my") and Kaman Music Corporation ("Kaman" or "the Company").

                            WITNESSETH:

WHEREAS, the Company and I have already established an employment relationship; and

WHEREAS, the parties now desire to have the terms and conditions of that relationship more definitively described, including in particular the circumstances under which certain severance payments will be due and payable and a commitment regarding non-competition following termination of employment under certain circumstances;

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the Company and I agree as follows:

I. (a) I will abide by all of Kaman's rules and regulations now or hereafter established and agree that the posting of any such rules or regulations on the bulletin boards of the various departments and/or as listed in any employee handbooks will constitute personal notice thereof to me. I understand that no statements made in any such publications or elsewhere shall operate to change the terms and conditions of my employment as described in this Agreement.

        (b) I understand and agree that I may become aware of certain secret and/or confidential information during the course of my employment and such information includes, but is not limited to, that pertaining to methods, processes, designs, equipment, catalogues, computer disks, customer lists, inventions, sales and operating procedures. I agree that all tangible confidential information such as computer disks, reports, customer lists, etc. are the sole property of Kaman and I agree that upon termination of employment with Kaman, I will return, on demand, any and all confidential information in my possession. During and after my employment, I will disclose to Kaman and will not divulge or appropriate to my own use or to the use of others, including any other employer, any such confidential information or knowledge obtained by me during such employment, whether in tangible or intangible form, including, but not limited to data, plans, decisions, methods, processes, designs, equipment, catalogues, customer lists, inventions, and sales and operating procedures.

        (c) Recognizing that, by virtue of my employment, I may learn information, not generally available, concerning business methods, customer lists or other trade secrets, I agree that during my employment I will not, directly or indirectly, become connected with, promote the interest of, or engage in any other business or activity competing with the business to which my employment relates within the geographical area in which the business of the Company is conducted. I further agree that if any court or arbitrator should find this covenant and agreement against competition not to be reasonable as to the scope of prohibited activities, then such portion of this covenant and agreement held to be unreasonable shall be regarded as severable and stricken from this Agreement, and such covenant and agreement shall be of full force and effect for the activities which are determined not to be unreasonable.

        (d) I will treat as for Kaman's sole benefit, and fully and promptly disclose and assign to Kaman without additional compensation, all ideas, discoveries, inventions and improvements, patentable or not, which, while I am employed, are made, conceived or reduced to practice by me, alone or with others, during or after usual working hours either on or off my job, and which are related directly or indirectly to Kaman's business or interest or which result from tasks assigned to me by Kaman.

        (e) I agree, at Kaman's expense, at any time during or after my employment, to sign all papers and do such other acts reasonably required of me to protect Kaman's rights to said ideas, discoveries, inventions and improvements, including applying for, obtaining and enforcing patents on said discoveries, inventions, improvements in any and all countries.

        (f) I represent that there are no agreements, understandings or legal requirements applicable to me which prohibit the execution of this Agreement or prohibit or otherwise limit the performance of my obligations hereunder or my duties as an employee of the Company nor will the execution of this Agreement and the performance of my obligations or duties result in a conflict of interest between me and any other party.


II. I understand that, as an employee of Kaman, I owe a duty of loyalty to Kaman. As part of this duty of loyalty, I will:

        (a) avoid personal investment, interests or associations which might interfere with the independent exercise of my judgment on business related matters;

        (b) not, directly or through a member of my immediate family or otherwise, accept any gratuitous payment, loan, service, or other consideration of value from any party doing or seeking to do business with Kaman;

        (c) fully disclose all facts concerning services that I, or any other person of whom I have knowledge, may have rendered to any party competing, dealing, or seeking to deal with Kaman, if it is required to determine if a conflict of interest exists; and

        (d) not buy or sell Kaman Corporation stock if I have information about Kaman Corporation or any of its subsidiaries that is not already available to the public nor will I tell other people about any information of that kind. I understand and acknowledge that Kaman's policies prohibit such behavior and in many cases, it will be in violation of the securities laws.

III. I understand and agree that my employment with Kaman is an "at will" relationship and such employment and compensation can be terminated, with or without cause, and with or without notice, at any time, at the option of Kaman or me. I understand that this Agreement can be changed only by a written document signed by me and an officer of the Company, or his designee, who is also an officer of Kaman Corporation. No application, brochure, policy statement, procedure, benefit plan, summary, work rules, employee handbook, or any other written or oral communication between the Company and its employees is intended to create an employment contract. I understand and agree that as a condition of my "at will" employment, if any disputes arise out of my termination of employment with the Company that I will first seek to resolve all such disputes by engaging in good faith discussions with appropriate managerial personnel of the Company.

IV. (a) Notwithstanding any other provision of this Agreement, it is understood that, beginning on the Effective Date of this Agreement and ending on September 20, 2001, if Kaman terminates my employment for any reason (other than due to my willful refusal to perform proper responsibilities of my position or a violation of law on my part) or if I terminate my employment for "good reason", and the Change in Control Agreement dated September 21, 1999 between Kaman and me is not applicable, that on my last day of employment (the "Termination Date"), the Company will provide me with:

             1) a lump sum cash payment equal to two (2) times my then current base annual salary rate (which rate cannot be less than the salary rate for the most recently completed calendar year prior to the Termination Date or the salary rate in effect as of the Effective Date, whichever is higher);

             2) a lump sum cash payment equal to two (2) times my most recent cash bonus payment; and the bonus for which I am eligible due to my employment during the calendar year in which the Termination Date occurs, with such bonus to be pro rated and calculated in accordance with the Kaman Corporation Cash Bonus
Plan;

             3) with regard to all restricted stock, stock appreciation rights or stock option awards that I have received,
(i) all restrictions with respect to any restricted stock shall lapse, and (ii) all stock appreciation rights and stock options shall become fully vested and then canceled in exchange for a cash payment equal to the excess of the fair market value of the shares of Kaman Corporation stock subject to the stock appreciation right or stock option on the Termination Date over the exercise price(s) of such stock appreciation rights or stock options; and

             4) my Company automobile. The book value then attributed to it by the leasing company will be considered "fringe benefit" income and that amount will be subject to tax during the calendar year in which the Termination Date occurs.

        In addition to the aforementioned items, the Company will provide me with:

             5) reimbursement for COBRA premium payments for applicable group medical/dental benefits until I accept employment elsewhere, but in any event for not more than twelve (12) months;
and

             6) premium payments for one (1) year with regard to the Mass Mutual group universal life insurance policy issued in my name.

        (b) It is understood that I will have "good reason" to terminate my employment with the Company if any one of the following acts, or failures to act, by the Company, occurs:

             1) I am removed from the officer position held by me at the Effective Date; or

             2) I am assigned any duties or responsibilities inconsistent with the officer position held by me at the Effective Date or there is a substantial diminution in the nature or status of my responsibilities from those existing on the Effective Date; or

             3) the Company reduces my annual base salary from that existing on the Effective Date; or

             4) the Company significantly reduces my annual cash bonus from the "modified target bonus opportunity" figure that is calculated each year in accordance with the Kaman Corporation Cash Bonus Plan.

        (c) My right to terminate my employment for good reason shall not be affected by my incapacity due to physical or mental illness. My continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting good reason under this Agreement.

        (d) It is understood that for purposes of any determination regarding the existence of good reason, any claim by me that good reason exists shall be presumed to be correct unless the Company establishes to its Board of Directors by clear and convincing evidence that good reason does not exist.

        (e)  In the event that the items described in Section IV
(a) are provided to me pursuant to this Agreement, I agree that for a period of two (2) years following the Termination Date, I will not, directly or indirectly, become connected with, promote the interest of, or engage in any other business or activity competing with the business of the Company within the geographical area in which the business of the Company is conducted.

        (f) Unless required otherwise by law or government regulation, the parties will maintain the terms and conditions of this Agreement in confidence.

V. This Agreement supersedes any previous agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which may exist between the parties, except that both parties acknowledge the validity of that certain Change in Control Agreement dated September 21,1999, between the parties. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of Connecticut. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which I have agreed.

In Witness Whereof, the parties have executed, or caused this Agreement to be executed, on his or its behalf.



                                   /s/ Robert H. Saunders, Jr.
                                   Signature of Employee
                                   November 10, 1999
                                   Date
                                   Robert H. Saunders, Jr.
                                   Employee's Typed Name



Acknowledged and Agreed this 10th day of November, 1999.

Kaman Music Corporation


/s/ Robert M. Garneau
By    Robert M. Garneau
Its    Vice President

                     CHANGE IN CONTROL AGREEMENT


        THIS AGREEMENT, dated August 2, 1999, is made by and between Kaman Corporation, a Connecticut corporation (the
"Company"), and Paul R. Kuhn (the "Executive").

        WHEREAS, the Company considers it essential to the best interests of its shareholders to foster the continued employment of key management personnel; and

        WHEREAS, the Board recognizes that the possibility of a Change in Control exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and

        WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without the potential distractions arising from the possibility of a Change in Control;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

       1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section of this Agreement.

       2.  Term.   [Intentionally Omitted]

       3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's continued employment, the Company agrees, under the conditions described herein, to pay the Executive the Severance Payments and the other payments and benefits described in this Agreement. Except as provided in Section 8.1 of this Agreement, no Severance Payments shall be payable under this Agreement unless there shall have been (or, under the terms of the second sentence of Section 5.1, there shall be deemed to have been) a termination of the Executive's employment with the Company following a Change in Control. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

        4.  Compensation Other Than Severance Payments.

        4.1 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay the Executive's full salary to the Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if higher, the rate in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

        4.2 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay to the Executive the Executive's normal post-termination compensation and benefits as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the occurrence of the first event or circumstance constituting Good Reason.

        5.  Severance Payments.

        5.1 If the Executive's employment is terminated following a Change in Control, other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, then the Company shall pay the Executive the amounts, and provide the Executive the benefits described in this Section 5 ("Severance Payments") in addition to any payments and benefits to which the Executive is entitled under Section 4 of this Agreement. For purposes of this Agreement, the Executive's employment shall be deemed to have been terminated by the Company following a Change in Control, without Cause or by the Executive with Good Reason, if (i) the Executive's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Executive terminates his employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of such

Person, or (iii) the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs). For purposes of any determination regarding the applicability of the immediately preceding sentence, any position taken by the Executive shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that such position is not correct.

             (a) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to the sum of (i) three (3) times the Executive's base salary as in effect immediately prior to the Date of Termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and (ii) one (1) times the "target bonus" applicable to the Executive at the Date of Termination or, if higher, the annual bonus actually paid for the fiscal year ending immediately prior to the fiscal year in which occurs the Date of Termination, in either case pursuant to any annual bonus or incentive plan maintained by the Company. For purposes of this Agreement, the "target bonus" is an amount equal to the Executive's annual base salary rate at the Date of Termination times the target bonus opportunity percentage applicable to the Executive's salary grade at the Date of Termination.

             (b) For the thirty-six (36) month period immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents medical, dental, accidental death and disability benefits substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the Executive, those provided to the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater cost to the Executive than the cost to the Executive immediately prior to such date or occurrence. Benefits otherwise receivable by the Executive pursuant to this Section 5.1(b) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the thirty-six (36) month period following the Executive's termination of employment (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive); provided, however, that the Company shall reimburse the Executive for the excess, if any, of the cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason.

             (c) Notwithstanding any provision to the contrary in any plan or agreement maintained by the Company pursuant to which the Executive has been granted restricted stock, stock options or stock appreciation rights, (i) all restrictions with respect to any such restricted stock held by the Executive shall lapse, (ii) all stock appreciation rights held by the Executive shall become fully vested and exercisable, and (iii) all stock options held by the Executive shall be canceled in exchange for a cash payment equal to the excess of the fair market value of the shares of Company stock subject to the option on the date of the Change in Control over the aggregate exercise price of such stock option.

             (d) In addition to the retirement benefits to which the Executive is entitled under any tax-qualified, supplemental or excess benefit pension plan maintained by the Company and any other plan or agreement entered into between the Executive and the Company which is designed to provide the Executive supplemental retirement benefits (the "Pension Plans") or any successor plan thereto, the Company shall pay the Executive a lump sum amount, in cash, equal to the excess of (i) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity (or such other annuity form for which the Executive is eligible under the Kaman Corporation Employees' Pension Plan (the "Plan"), the actuarial equivalent of which is greatest) commencing at the date (but in no event earlier than the fifth anniversary of the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive would have accrued under the terms of all Pension Plans (without regard to any amendment to any Pension Plan made subsequent to a Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if the Executive were fully vested thereunder and had accumulated (after the Date of Termination) sixty (60) additional months of service credit thereunder and had been credited under each Pension Plan during such period with compensation equal to the Executive's compensation (as defined in each such Pension Plan) during the twelve (12) months immediately preceding Date of Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or circumstance constituting Good Reason, over (ii) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive had accrued pursuant to the provisions of the Pension Plans as of the Date of Termination. For purposes of this Section 5.1(d), "actuarial equivalent" shall be determined using the same assumptions utilized for purposes of determining optional forms of benefit under the Plan immediately prior to the Date of Termination or, if more favorable to the Executive, immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

             (e) If the Executive would have become entitled to benefits under the Company's post-retirement health care plans, as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, had the Executive's employment terminated at any time during the period of thirty-six (36) months after the Date of Termination, the Company shall provide such post-retirement health care benefits to the Executive and the Executive's dependents commencing on the later of (i) the date on which such coverage would have first become available and (ii) the date on which benefits described in subsection (B) of this Section 5.1(e) terminate.

             (f) The Company shall (i) either prepay all remaining premiums, or establish an irrevocable grantor trust holding an amount of assets sufficient to pay all such remaining premiums (which trust shall be required to pay such premiums), under any insurance policy insuring the life of the Executive in effect between the Executive and the Company, and (ii) shall transfer to the Executive any and all rights and incidents of ownership in such arrangements at no cost to the Executive.

             (g) The Company shall provide the Executive with outplacement services suitable to the Executive's position for a period of two years or, if earlier, until the first acceptance by the Executive of an offer of employment.

        5.2 (A) Whether or not the Executive becomes entitled to the Severance Payments, if any of the payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

             (B) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4)(B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 5.2), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

             (C) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive, to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

        5.3 The Company also shall reimburse the Executive for legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement. Such payments shall be made within five (5) business days after delivery of the Executive's written request for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

        5.4 The payments provided in subsections (a), (c) and (d) of Section 5.1 and in Section 5.2 of this Agreement shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Executive or, in the case of payments under Section 5.2 of this Agreement, in accordance with Section 5.2 of this Agreement, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest on the unpaid remainder (or on all such payments to the extent the Company fails to make such payments when due) at 120% of the rate provided in section 1274(b)(2)(B) of the
Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at 120% of the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

        6.  Termination Procedures and Compensation During Dispute.

        6.1 Notice of Termination. After a Change in Control, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 9 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

        6.2 Date of Termination. "Date of Termination," with respect to any purported termination of the Executive's employment after a Change in Control, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

        6.3  Dispute Concerning Termination.  If within fifteen
(15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 6.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

        6.4 Compensation During Dispute. If a purported termination occurs following a Change in Control and the Date of Termination is extended in accordance with Section 6.3 of this Agreement, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section 6.3 of this Agreement. Amounts paid under this Section 6.4 are in addition to all other amounts due under this Agreement (other than those due under Section 4.2 of this Agreement) and shall not be offset against or reduce any other amounts due under this Agreement.

        7. No Mitigation. The Company agrees that under this Agreement, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 5 of this Agreement or
Section 6.4 of this Agreement. Further, the amount of any payment or benefit provided for in this Agreement (other than as specifically provided in Section 5.1(b) of this Agreement) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

        8.  Successors; Binding Agreement.

        8.1 In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in accordance with its terms. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

        8.2 This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

        9. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

             To the Company:

             Kaman Corporation
             1332 Blue Hills Ave., P.O. Box 1
             Bloomfield, CT  06002
             Attention: Candace A. Clark, Secretary

        10. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the President of the Company or his designee. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement supersedes any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party; provided, however, that this Agreement shall supersede any agreement setting forth the terms and conditions of the Executive's employment with the Company only in the event that the Executive's employment with the Company is terminated on or following a Change in Control, by the Company
other than for Cause or by the Executive for Good Reason.   The
validity, interpretation, construction and performance of this Agreement shall be governed by the laws of Connecticut. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after its expiration shall survive any such expiration.

        11. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

        12. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

        13. Settlement of Disputes. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within sixty (60) days after notification by the Board that the Executive's claim has been denied.

        14. Arbitration. Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Hartford, Connecticut, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

        15. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

             (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

             (b)  "Auditor" shall have the meaning set forth in
Section 5.2 of this Agreement.

             (c)  "Base Amount" shall have the meaning set forth in
section 280G(b)(3) of the Code.

             (d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

             (e) "Board" shall mean the Board of Directors of the Company.

             (f) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section
6.1 of this Agreement) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

             (g) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                 (I)  any Person is or becomes the Beneficial
Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 50% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

                 (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date of this Agreement, constitute the Board and any new director (other than a director whose initial assumption of office is a result of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company and whose appointment or election was not approved by at least two-thirds (2/3) of the directors of the Company in office immediately prior to any such contest) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date of this Agreement or whose appointment, election or nomination for election was previously so approved or recommended; or

              (III) there is consummated a merger or consolidation of the Company with any other business entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 50% of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Company or such surviving entity or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company; or

                 (IV) (i) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, or (ii) a disposition or divestiture by the Company or any Subsidiary of the Company to any Person of either Kaman Aerospace Corporation or Kaman Industrial Technologies

Corporation, including, without intending to limit the foregoing, any such disposition or divestiture effected by (a) a sale of all or substantially all of the securities or all or substantially all of the assets of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation , (b) the merger or consolidation of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation with or into any Person, other than a merger or consolidation which would result in the voting securities of the merged or consolidated Subsidiary outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the securities of such Subsidiary or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Subsidiary or such surviving entity or parent thereof, or (c) a spin off, dividend or other distribution of all or substantially all of the securities or all or substantially all of the assets (or of the stock of a corporation owning such assets) of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation to the Company's stockholders.

             (h)  "Code" shall mean the Internal Revenue Code of
1986, as amended from time to time.

             (i) "Company" shall mean Kaman Corporation and, except in determining under Section 15(g) hereof whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets.

             (j) "Date of Termination" shall have the meaning set forth in Section 6.2 of this Agreement.

             (k) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

             (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

             (m) "Excise Tax" shall mean any excise tax imposed under section 4999 of the Code.

             (n) "Executive" shall mean the individual named in the first paragraph of this Agreement.

            (o) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change in Control, of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V), (VI), or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                 (I) the assignment to the Executive of any duties inconsistent with the Executive's status as Chief Executive Officer and President of the Company or a substantial adverse alteration in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control;

                 (II)  a reduction by the Company in the
Executive's annual base salary as in effect on the date of this Agreement or as the same may be increased from time to time;

                 (III) the relocation of the Executive's principal place of employment to a location more than 50 miles from the Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations;

                 (IV) the failure by the Company to pay to the Executive any portion of the Executive's current compensation, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                 (V) the failure by the Company to continue in effect any compensation plan in which the Executive participates immediately prior to the Change in Control which is material to the Executive's total compensation (including, but not limited to, the Kaman Corporation Compensation Administration Plan, Kaman Corporation Cash Bonus Plan, and Kaman Corporation 1993 Stock

   Incentive Plan) , unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the Change in Control;

                 (VI) the failure by the Company to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's life insurance, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control, the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control, provided, however, that this paragraph shall not be construed to require the Company to provide the Executive with a defined benefit pension plan if no such plan is provided to similarly situated executive officers of the Company or its affiliates; or

                 (VII)  any purported termination of the
Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 6.1 of this Agreement; for purposes of this Agreement, no such purported termination shall be effective.

        The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

        For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that Good Reason does not exist.

        (p)  "Gross-Up Payment" shall have the meaning set forth in
Section 5.2 of this Agreement.

        (q) "Notice of Termination" shall have the meaning set forth in Section 6.1 of this Agreement.

        (r) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its direct or indirect subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) Charles H. Kaman.

        (s) "Severance Payments" shall have the meaning set forth in Section 5.1 of this Agreement.

       (t) "Subsidiary" shall mean any corporation of which the Company owns, directly or indirectly, a majority of securities entitled to vote in the election of directors.

       (u)   "Tax Counsel" shall have the meaning set forth in
Section 5.2 of this Agreement.

        (v)   "Term" shall mean the period of time described in
Section 2 of this Agreement.

        (w) "Total Payments" shall mean those payments so described in Section 5.2 of this Agreement.


        IN WITNESS WHEREOF, the parties have executed this agreement as of the date and year first above written.

                                 Kaman Corporation




                                 By: /S/ Charles H. Kaman
/S/Paul R. Kuhn                  Name: Charles H. Kaman
                                 Title:  Chairman

Address:

3 Bedford Court
Farmington, CT 06032

                     CHANGE IN CONTROL AGREEMENT

   THIS AGREEMENT, is made as of September 21, 1999, by and between Kaman Corporation, a Connecticut corporation (the "Company"), and
Robert M. Garneau(the "Executive").

   WHEREAS, the Company considers it essential to the best interests of its shareholders to foster the continued employment of key management personnel; and

   WHEREAS, in furtherance of this objective, the Company and Executive have executed an Employment Agreement dated as of September 21, 1999; and

   WHEREAS, the Board recognizes that the possibility of a Change in Control exists and that such possibility, which will not be addressed by the Employment Agreement, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and

   WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without the potential distractions arising from the possibility of a Change in Control;

   NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

       1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section of this Agreement.

       2.  Term.   [Intentionally Omitted]

       3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's continued employment, the Company agrees, under the conditions described herein, to pay the Executive the Severance Payments and the other payments and benefits described in this Agreement. Except as provided in Section 8.1 of this Agreement, no Severance Payments shall be payable under this Agreement unless there shall have been (or, under the terms of the second sentence of Section 5.1, there shall be deemed to have been) a termination of the Executive's employment with the Company following a Change in Control. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

       4  Compensation Other Than Severance Payments.

       4.1 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay the Executive's full salary to the Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if Section 15 (o)(II) is applicable as an event or circumstance constituting Good Reason, the rate in effect immediately prior to such event or circumstance, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination (or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason), including, but not limited to, the bonus for which the Executive is eligible due to his or her employment during the calendar year in which the Date of Termination occurs, with such bonus to be pro rated and calculated in accordance with the Kaman Corporation Cash Bonus Plan.

       4.2 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay to the Executive the Executive's normal post-termination compensation and benefits as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the occurrence of the first event or circumstance constituting Good Reason.

       5.  Severance Payments.

       5.1 If the Executive's employment is terminated during the thirty-six (36) month period following a Change in Control, other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, then the Company shall pay the Executive the amounts, and provide the Executive the benefits described in this Section 5 ("Severance Payments") in addition to any payments and benefits to which the Executive is entitled under Section 4 of this Agreement. For purposes of this Agreement, the Executive's employment shall be deemed to have been terminated by the Company following a Change in Control, without Cause or by the Executive with Good Reason, if (i) the Executive's employment is terminated by the Company without Cause prior to a Change in Control and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Executive terminates his employment for Good Reason prior to a Change in Control and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person, or (iii) the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control. For purposes of any determination regarding the applicability of the immediately preceding sentence, any position taken by the Executive shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that such position is not correct.

             (a) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to the sum of (i) two (2) times the Executive's base salary as in effect immediately prior to the Date of Termination or, if Section 15 (o)(II) is applicable as an event or circumstance constituting Good Reason, the rate in effect immediately prior to such event or circumstance, and (ii) two (2) times the annual bonus actually paid for the fiscal year ending immediately prior to the fiscal year in which occurs the Date of Termination, pursuant to any annual bonus or incentive plan maintained by the Company.

            (b) For the twenty-four (24) month period immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents medical, dental, and accidental death and disability benefits substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the Executive, those provided to the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater cost to the Executive than the cost to the Executive immediately prior to such date or occurrence. Benefits otherwise receivable by the Executive pursuant to this Section 5.1(b) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the twenty-four (24) month period following the Date of Termination (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive); provided, however, that the Company shall reimburse the Executive for the excess, if any, of the cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason.

            (c) Notwithstanding any provision to the contrary in any plan or agreement maintained by the Company pursuant to which the Executive has been granted restricted stock, stock options or stock appreciation rights, effective on the Date of Termination,
(i) all restrictions with respect to any restricted stock shall lapse, and (ii) all stock appreciation rights and stock options shall become fully vested and then canceled in exchange for a cash payment equal to the excess of the fair market value of the shares of Company stock subject to the stock appreciation right or stock option on the date of the Change in Control, over the exercise price(s) of such stock appreciation rights or stock options.

            (d) In addition to the retirement benefits to which the Executive is entitled under any tax-qualified, supplemental or excess benefit pension plan maintained by the Company and any other plan or agreement entered into between the Executive and the Company which is designed to provide the Executive supplemental retirement benefits (the "Pension Plans") or any successor plan thereto, effective upon the Date of Termination, the Executive shall receive vesting credit under the Kaman Corporation Supplemental Employees Retirement Plan ("SERP") equal to two years of Continuous and Credited Service (as defined in the Kaman Corporation Employees' Pension Plan to which the SERP is supplemental).

             (e) If the Executive would have become entitled to benefits under the Company's post-retirement health care plans, as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, had the Executive's employment terminated at any time during the period of twenty-four (24) months after the Date of Termination, the Company shall provide such post-retirement health care benefits to the Executive and the Executive's dependents commencing on the later of (i) the date on which such coverage would have first become available and (ii) the date on which benefits described in Section 5.1 (b) terminate.

            (f) The Company shall (i) either prepay all remaining premiums, or establish an irrevocable grantor trust holding an amount of assets sufficient to pay all such remaining premiums

(which trust shall be required to pay such premiums), under any insurance policy maintained by the Company insuring the life of the Executive, that is in effect; and (ii) shall transfer to the Executive any and all rights and incidents of ownership in such arrangements at no cost to the Executive.

            (g) The Company shall provide the Executive with reimbursement for outplacement services received by the Executive for up to Thirty Thousand Dollars ($30,000), but only until the first acceptance by the Executive of an offer of employment.

            (h) The Company shall provide the Executive with his Company automobile. The book value then attributed to it by the leasing company will be considered "fringe benefit" income and that amount will be subject to tax during the calendar year in which the Date of Termination occurs.

       5.2  (A)   Whether or not the Executive becomes entitled to
the Severance Payments, if any of the payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

            (B) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of Section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of Section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 5.2), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

            (C) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within thirty (30) days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive), to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within thirty (30) days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

       5.3 The Company also shall reimburse the Executive for legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement. Such payments shall be made within ten (10) business days after delivery of the Executive's written request for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

       5.4  The payments provided in subsections (a) and (c) of
Section 5.1 shall be made on the last day of the Executive's employment. The payments provided in Section 5.2 of this Agreement shall be made as soon as practicable following the Date of Termination, but in no event later than thirty (30) days following the Date of Termination. If payments are not made in the time frame required by this subsection, interest on the unpaid amounts will accrue at 120% of the rate provided in Section 1274(b)(2)(B) of the Code until the date such payments are actually made. At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

       6. Termination Procedures and Compensation During Dispute.

       6.1 Notice of Termination. After a Change in Control, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 9 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

       6.2 Date of Termination. "Date of Termination," with respect to any purported termination of the Executive's employment after a Change in Control, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

       6.3 Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 6.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

       6.4 Compensation During Dispute. If a purported termination occurs following a Change in Control and the Date of Termination is extended in accordance with Section 6.3 of this Agreement, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section 6.3 of this Agreement. Amounts paid under this Section 6.4 are in addition to all other amounts due under this Agreement (other than those due under Section 4.1 of this Agreement) and shall not be offset against or reduce any other amounts due under this Agreement.

       7. No Mitigation. The Company agrees that under this Agreement, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 5 of this Agreement or
Section 6.4 of this Agreement. Further, the amount of any payment or benefit provided for in this Agreement (other than as specifically provided in Section 5.1(b) of this Agreement) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

       8.  Successors; Binding Agreement.

       8.1 In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in accordance with its terms. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

       8.2 This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

       9. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

             To the Company:

             Kaman Corporation
             1332 Blue Hills Ave., P.O. Box 1
             Bloomfield, CT 06002
             Attention:  Candace A. Clark, Secretary

       10. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the President of the Company or his designee. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement supersedes any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of Connecticut. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after its expiration shall survive any such expiration.

       11. Validity; Counterparts. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       12. Confidentiality. Unless required otherwise by law or government regulation, the parties will maintain the terms and conditions of this Agreement in confidence.

       13. Settlement of Disputes. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within sixty (60) days after notification by the Board that the Executive's claim has been denied.

       14. Arbitration. Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Hartford, Connecticut, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

       15. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

            (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

            (b)  "Auditor" shall have the meaning set forth in
Section 5.2 of this Agreement.

            (c)  "Base Amount" shall have the meaning set forth in
Section 280G(b)(3) of the Code.

            (d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

            (e) "Board" shall mean the Board of Directors of the Company.

            (f) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice

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
of Termination for Good Reason by the Executive pursuant to Section
6.1 of this Agreement) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

            (g) The first to occur of any one of the following events shall constitute the occurrence of a "Change in Control" for purposes of this Agreement:

                 (I)  any Person is or becomes the Beneficial
Owner, directly or indirectly, of securities of the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

                 (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date of this Agreement, constitute the Board and any new director (other than a director whose initial assumption of office is a result of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company and whose appointment or election was not approved by at least two-thirds (2/3) of the directors of the Company in office immediately prior to any such contest) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office; or

                 (III)  there is consummated a merger or
consolidation of the Company with any other business entity, other than (i) a merger or consolidation which would result in the securities of the Company generally entitled to vote in the election of directors of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding such securities under an employee benefit plan of the Company or any Subsidiary of the Company, at least 65% of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Company or such surviving entity or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company; or

                 (IV) (i) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity where the outstanding securities generally entitled to vote in the election of directors of the Company immediately prior to the sale continue to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof) 65% or more of the outstanding securities of such entity generally entitled to vote in the election of directors immediately after such sale , or (ii) a disposition or divestiture by the Company or any Subsidiary of the Company to any Person of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation, including, without intending to limit the foregoing, any such disposition or divestiture effected by (a) a sale of all or substantially all of the securities or all or substantially all of the assets of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation, (b) the merger or consolidation of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation with or into any Person, other than a merger or consolidation which would result in the voting securities of the merged or consolidated Subsidiary outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 65% of the securities of such Subsidiary or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Subsidiary or such surviving entity or parent thereof, or (c) a spin off, dividend or other distribution of all or substantially all of the securities or all or substantially all of the assets (or of the stock of a business entity owning such securities or assets) of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation to the Company's stockholders.

       Within five (5) days after a Change in Control has occurred, the Company shall deliver to the Executive a written statement memorializing the date that the Change in Control occurred.

            (a)  "Code" shall mean the Internal Revenue Code of
1986, as amended from time to time.

            (b) "Company" shall mean Kaman Corporation and, except in determining under Section 15(g) hereof whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets.

            (c) "Date of Termination" shall have the meaning set forth in Section 6.2 of this Agreement.

            (d) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

            (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (f) "Excise Tax" shall mean any excise tax imposed under Section 4999 of the Code.

            (g) "Executive" shall mean the individual named in the first paragraph of this Agreement.

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
            (h) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change in Control, of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V), (VI), or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                 (I) the assignment to the Executive of any duties inconsistent with the Executive's status as Executive Vice
President and Chief Financial Officer of the Company or a substan-tial diminution in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control;

                 (II)  a reduction by the Company in the
Executive's annual base salary as in effect on the date of this Agreement or as the same may be increased from time to time;

                 (III) the relocation of the Executive's principal place of employment to a location more than 50 miles from the Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations immediately prior to the Change in Control;

                 (IV) the failure by the Company to pay to the Executive any portion of the Executive's current compensation, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within thirty (30) days of the date such compensation is due;

                 (V) the failure by the Company to continue in effect any compensation plan in which the Executive participates immediately prior to the Change in Control which is material to the Executive's total compensation (including, but not limited to, the Kaman Corporation Compensation Administration Plan, Kaman Corporation Cash Bonus Plan, and Kaman Corporation 1993 Stock Incentive Plan), unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the Change in Control;

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
                 (VI) the failure by the Company to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's life insurance, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control, the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control, provided, however, that this paragraph shall not be construed to require the Company to provide the Executive with a defined benefit pension plan if no such plan is provided to similarly situated executive officers of the Company or its Affiliates; or

                 (VII)  any purported termination of the
Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 6.1 of this Agreement; for purposes of this Agreement, no such purported termination shall be effective.

       The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

       For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that Good Reason does not exist.

            (p) "Gross-Up Payment" shall have the meaning set forth in Section 5.2 of this Agreement.

            (q) "Notice of Termination" shall have the meaning set forth in Section 6.1 of this Agreement.

            (r) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its direct or indirect Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions and with substantially the same voting rights as their ownership and voting rights with respect to the Company, or (v) Charles H. Kaman or any entity created or controlled by him, provided that he possesses and exercises, in person or by proxy solicited by the Board, the right to vote all securities of the Company generally entitled to vote in the election of directors of the Company, of which he or any such entity is the Beneficial Owner.

            (s) "Severance Payments" shall have the meaning set forth in Section 5.1 of this Agreement.

            (t) "Subsidiary" shall mean any corporation of which the Company owns, directly or indirectly, a majority of securities entitled to vote in the election of directors.

            (u)   "Tax Counsel" shall have the meaning set forth in
Section 5.2 of this Agreement.

            (v)   "Term" shall mean the period of time described in
Section 2 of this Agreement.

            (w) "Total Payments" shall mean those payments so described in Section 5.2 of this Agreement.


       IN WITNESS WHEREOF, the parties have executed this agreement as of the date and year first above written.

                                 Kaman Corporation




                                 By: /S/ Paul R. Kuhn
/s/Robert M. Garneau             Name: Paul R. Kuhn
                                 Title: President and CEO

Address:

47 Bittersweet Lane
South Glastonbury, CT 06073

                      CHANGE IN CONTROL AGREEMENT



   THIS AGREEMENT, is made as of September 21, 1999, by and between Kaman Corporation, a Connecticut corporation (the "Company"), and
Ronald M. Galla (the "Executive").

   WHEREAS, the Company considers it essential to the best interests of its shareholders to foster the continued employment of key management personnel; and

   WHEREAS, in furtherance of this objective, the Company and Executive have executed an Employment Agreement dated as of September 21, 1999; and

   WHEREAS, the Board recognizes that the possibility of a Change in Control exists and that such possibility, which will not be addressed by the Employment Agreement, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and

   WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without the potential distractions arising from the possibility of a Change in Control;

   NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

       1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section of this Agreement.

       2.  Term.   [Intentionally Omitted]

       3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's continued employment, the Company agrees, under the conditions described herein, to pay the Executive the Severance Payments and the other payments and benefits described in this Agreement. Except as provided in Section 8.1 of this Agreement, no Severance Payments shall be payable under this Agreement unless there shall have been (or, under the terms of the second sentence of Section 5.1, there shall be deemed to have been) a termination of the Executive's employment with the Company

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
following a Change in Control. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

       4.  Compensation Other Than Severance Payments.

       4.1 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay the Executive's full salary to the Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if Section 15 (o)(II) is applicable as an event or circumstance constituting Good Reason, the rate in effect immediately prior to such event or circumstance, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination (or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason), including, but not limited to, the bonus for which the Executive is eligible due to his or her employment during the calendar year in which the Date of Termination occurs, with such bonus to be pro rated and calculated in accordance with the Kaman Corporation Cash Bonus Plan.

       4.2 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay to the Executive the Executive's normal post-termination compensation and benefits as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the occurrence of the first event or circumstance constituting Good Reason.

       5.  Severance Payments.

       5.1 If the Executive's employment is terminated during the thirty-six (36) month period following a Change in Control, other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, then the Company shall pay the Executive the amounts, and provide the Executive the benefits described in this Section 5 ("Severance Payments") in addition to any payments and benefits to which the Executive is entitled under Section 4 of this Agreement. For purposes of this Agreement, the Executive's employment shall be deemed to have been terminated by the Company following a Change in Control, without Cause or by the Executive with Good Reason, if (i) the Executive's employment is terminated by the Company without Cause prior to a Change in Control and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Executive terminates his employment for Good Reason prior to a Change in Control and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person, or (iii) the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control. For purposes of any determination regarding the applicability of the immediately preceding sentence, any position taken by the Executive shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that such position is not correct.

            (a) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to the sum of (i) two (2) times the Executive's base salary as in effect immediately prior to the Date of Termination or, if Section 15 (o)(II) is applicable as an event or circumstance constituting Good Reason, the rate in effect immediately prior to such event or circumstance, and (ii) two (2) times the annual bonus actually paid for the fiscal year ending immediately prior to the fiscal year in which occurs the Date of Termination, pursuant to any annual bonus or incentive plan maintained by the Company.

            (b) For the twenty-four (24) month period immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents medical, dental, and accidental death and disability benefits substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the

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
Executive, those provided to the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater cost to the Executive than the cost to the Executive immediately prior to such date or occurrence. Benefits otherwise receivable by the Executive pursuant to this Section 5.1(b) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the twenty-four (24) month period following the Date of Termination (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive); provided, however, that the Company shall reimburse the Executive for the excess, if any, of the cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason.

            (c) Notwithstanding any provision to the contrary in any plan or agreement maintained by the Company pursuant to which the Executive has been granted restricted stock, stock options or stock appreciation rights, effective on the Date of Termination,
(i) all restrictions with respect to any restricted stock shall lapse, and (ii) all stock appreciation rights and stock options shall become fully vested and then canceled in exchange for a cash payment equal to the excess of the fair market value of the shares of Company stock subject to the stock appreciation right or stock option on the date of the Change in Control, over the exercise price(s) of such stock appreciation rights or stock options.

            (d) In addition to the retirement benefits to which the Executive is entitled under any tax-qualified, supplemental or excess benefit pension plan maintained by the Company and any other plan or agreement entered into between the Executive and the Company which is designed to provide the Executive supplemental retirement benefits (the "Pension Plans") or any successor plan thereto, effective upon the Date of Termination, the Executive shall receive vesting credit under the Kaman Corporation Supplemental Employees Retirement Plan ("SERP") equal to two years of Continuous and Credited Service (as defined in the Kaman Corporation Employees' Pension Plan to which the SERP is supplemental).

            (e) If the Executive would have become entitled to benefits under the Company's post-retirement health care plans, as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the

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first occurrence of an event or circumstance constituting Good
Reason, had the Executive's employment terminated at any time during the period of twenty-four (24) months after the Date of Termination, the Company shall provide such post-retirement health care benefits to the Executive and the Executive's dependents commencing on the later of (i) the date on which such coverage would have first become available and (ii) the date on which benefits described in Section 5.1 (b) terminate.

            (f) The Company shall (i) either prepay all remaining premiums, or establish an irrevocable grantor trust holding an amount of assets sufficient to pay all such remaining premiums (which trust shall be required to pay such premiums), under any insurance policy maintained by the Company insuring the life of the Executive, that is in effect; and (ii) shall transfer to the Executive any and all rights and incidents of ownership in such arrangements at no cost to the Executive.

            (g) The Company shall provide the Executive with reimbursement for outplacement services received by the Executive for up to Thirty Thousand Dollars ($30,000), but only until the first acceptance by the Executive of an offer of employment.

            (h) The Company shall provide the Executive with his Company automobile. The book value then attributed to it by the leasing company will be considered "fringe benefit" income and that amount will be subject to tax during the calendar year in which the Date of Termination occurs.

       5.2 (A) Whether or not the Executive becomes entitled to the Severance Payments, if any of the payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

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            (B)  For purposes of determining whether any of the
Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of Section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of Section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 5.2), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

            (C) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within thirty (30) days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive), to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in Section 1274(b)(2)(B) of the Code.

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In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within thirty (30) days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

       5.3 The Company also shall reimburse the Executive for legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement. Such payments shall be made within ten (10) business days after delivery of the Executive's written request for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

       5.4  The payments provided in subsections (a) and (c) of
Section 5.1 shall be made on the last day of the Executive's employment. The payments provided in Section 5.2 of this Agreement shall be made as soon as practicable following the Date of Termination, but in no event later than thirty (30) days following the Date of Termination. If payments are not made in the time frame required by this subsection, interest on the unpaid amounts will accrue at 120% of the rate provided in Section 1274(b)(2)(B) of the Code until the date such payments are actually made. At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

       6.  Termination Procedures and Compensation During Dispute.

       6.1 Notice of Termination. After a Change in Control, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 9 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and

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
circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

       6.2 Date of Termination. "Date of Termination," with respect to any purported termination of the Executive's employment after a Change in Control, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

       6.3 Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 6.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

       6.4 Compensation During Dispute. If a purported termination occurs following a Change in Control and the Date of Termination is extended in accordance with Section 6.3 of this Agreement, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute

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
was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section 6.3 of this Agreement. Amounts paid under this Section 6.4 are in addition to all other amounts due under this Agreement (other than those due under Section 4.1 of this Agreement) and shall not be offset against or reduce any other amounts due under this Agreement.

       7. No Mitigation. The Company agrees that under this Agreement, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 5 of this Agreement or
Section 6.4 of this Agreement. Further, the amount of any payment or benefit provided for in this Agreement (other than as specifically provided in Section 5.1(b) of this Agreement) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

       8.  Successors; Binding Agreement.

       8.1 In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in accordance with its terms. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

       8.2 This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the

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
Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

       9. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

             To the Company:

             Kaman Corporation
             1332 Blue Hills Ave., P.O. Box 1
             Bloomfield, CT 06002
             Attention:  Candace A. Clark, Secretary

       10. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the President of the Company or his designee. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement supersedes any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of Connecticut. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after its expiration shall survive any such expiration.

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
       11. Validity; Counterparts. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       12. Confidentiality. Unless required otherwise by law or government regulation, the parties will maintain the terms and conditions of this Agreement in confidence.

       13. Settlement of Disputes. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within sixty (60) days after notification by the Board that the Executive's claim has been denied.

       14. Arbitration. Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Hartford, Connecticut, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

       15. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

            (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

            (b)  "Auditor" shall have the meaning set forth in
Section 5.2 of this Agreement.

            (c)  "Base Amount" shall have the meaning set forth in
Section 280G(b)(3) of the Code.

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
            (d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

            (e) "Board" shall mean the Board of Directors of the Company.

            (f) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section
6.1 of this Agreement) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

            (g) The first to occur of any one of the following events shall constitute the occurrence of a "Change in Control" for purposes of this Agreement:

                 (I)  any Person is or becomes the Beneficial
Owner, directly or indirectly, of securities of the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

                 (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date of this Agreement, constitute the Board and any new director (other than a director whose initial assumption of office is a result of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company and whose appointment or election was not approved by at least

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
   two-thirds (2/3) of the directors of the Company in office immediately prior to any such contest) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office; or

                 (III)  there is consummated a merger or
consolidation of the Company with any other business entity, other than (i) a merger or consolidation which would result in the securities of the Company generally entitled to vote in the election of directors of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding such securities under an employee benefit plan of the Company or any Subsidiary of the Company, at least 65% of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Company or such surviving entity or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company; or

                 (IV) (i) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity where the outstanding securities generally entitled to vote in the election of directors of the Company immediately prior to the sale continue to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof) 65% or more of the outstanding securities of such entity generally entitled to vote in the election of directors immediately after such sale , or (ii) a disposition or divestiture by the Company or any Subsidiary of the Company to any Person of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation, including, without intending to limit the foregoing, any such disposition or

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
divestiture effected by (a) a sale of all or substantially all of the securities or all or substantially all of the assets of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation, (b) the merger or consolidation of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation with or into any Person, other than a merger or consolidation which would result in the voting securities of the merged or consolidated Subsidiary outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 65% of the securities of such Subsidiary or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Subsidiary or such surviving entity or parent thereof, or (c) a spin off, dividend or other distribution of all or substantially all of the securities or all or substantially all of the assets (or of the stock of a business entity owning such securities or assets) of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation to the Company's stockholders.

       Within five (5) days after a Change in Control has occurred, the Company shall deliver to the Executive a written statement memorializing the date that the Change in Control occurred.

            (h)  "Code" shall mean the Internal Revenue Code of
1986, as amended from time to time.

            (i) "Company" shall mean Kaman Corporation and, except in determining under Section 15(g) hereof whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets.

            (j) "Date of Termination" shall have the meaning set forth in Section 6.2 of this Agreement.

            (k) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

            (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

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
            (m) "Excise Tax" shall mean any excise tax imposed under Section 4999 of the Code.

            (n) "Executive" shall mean the individual named in the first paragraph of this Agreement.

            (o) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change in Control, of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V), (VI), or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                 (I) the assignment to the Executive of any duties inconsistent with the Executive's status as Senior Vice President and Chief Information Officer of the Company or a substantial diminution in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control;

                 (II)  a reduction by the Company in the
Executive's annual base salary as in effect on the date of this Agreement or as the same may be increased from time to time;

                 (III) the relocation of the Executive's principal place of employment to a location more than 50 miles from the Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations immediately prior to the Change in Control;

                 (IV) the failure by the Company to pay to the Executive any portion of the Executive's current compensation, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within thirty (30) days of the date such compensation is due;

                 (V) the failure by the Company to continue in effect any compensation plan in which the Executive participates immediately prior to the Change in Control which is material to the Executive's total compensation (including, but not limited to, the Kaman Corporation Compensation Administration Plan, Kaman Corporation Cash Bonus Plan, and Kaman Corporation 1993 Stock

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
Incentive Plan), unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the Change in Control;

                 (VI) the failure by the Company to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's life insurance, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control, the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control, provided, however, that this paragraph shall not be construed to require the Company to provide the Executive with a defined benefit pension plan if no such plan is provided to similarly situated executive officers of the Company or its Affiliates; or

                 (VII)  any purported termination of the
Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 6.1 of this Agreement; for purposes of this Agreement, no such purported termination shall be effective.

       The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

       For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that Good Reason does not exist.

            (p) "Gross-Up Payment" shall have the meaning set forth in Section 5.2 of this Agreement.

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            (q)  "Notice of Termination" shall have the meaning set
forth in Section 6.1 of this Agreement.

            (r) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its direct or indirect Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions and with substantially the same voting rights as their ownership and voting rights with respect to the Company, or (v) Charles H. Kaman or any entity created or controlled by him, provided that he possesses and exercises, in person or by proxy solicited by the Board, the right to vote all securities of the Company generally entitled to vote in the election of directors of the Company, of which he or any such entity is the Beneficial Owner.

            (s) "Severance Payments" shall have the meaning set forth in Section 5.1 of this Agreement.

            (t) "Subsidiary" shall mean any corporation of which the Company owns, directly or indirectly, a majority of securities entitled to vote in the election of directors.

            (u)   "Tax Counsel" shall have the meaning set forth in
Section 5.2 of this Agreement.

            (v)   "Term" shall mean the period of time described in
Section 2 of this Agreement.

            (w) "Total Payments" shall mean those payments so described in Section 5.2 of this Agreement.


       IN WITNESS WHEREOF, the parties have executed this agreement as of the date and year first above written.

                                 KAMAN CORPORATION


                                 By: /s/ Paul R. Kuhn
/s/Ronald M. Galla               Name: Paul R. Kuhn
                                 Title: President and CEO

Address:

757 Palisado Ave.
Windsor, CT 06095

                     CHANGE IN CONTROL AGREEMENT


   THIS AGREEMENT, is made as of September 21, 1999, by and between Kaman Corporation, a Connecticut corporation (the "Company"), and
Candace A. Clark (the "Executive").

   WHEREAS, the Company considers it essential to the best interests of its shareholders to foster the continued employment of key management personnel; and

   WHEREAS, in furtherance of this objective, the Company and Executive have executed an Employment Agreement dated as of September 21, 1999; and

   WHEREAS, the Board recognizes that the possibility of a Change in
Control exists and that such possibility, which will not be addressed by the Employment Agreement, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and

   WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without the potential distractions arising from the possibility of a Change in Control;

   NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

       1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section of this Agreement.

       2.  Term.   [Intentionally Omitted]

       3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's continued employment, the Company agrees, under the conditions described herein, to pay the Executive the Severance Payments and the other payments and benefits described in this Agreement. Except as provided in Section 8.1 of this Agreement, no Severance Payments shall be payable under this Agreement unless there shall have been (or, under the terms of the second sentence of Section 5.1, there shall be deemed to have been) a termination of the Executive's employment with the Company following a Change in Control. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

       4.  Compensation Other Than Severance Payments.

       4.1 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay the Executive's full salary to the Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if Section 15 (o)(II) is applicable as an event or circumstance constituting Good Reason, the rate in effect immediately prior to such event or circumstance, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination (or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason), including, but not limited to, the bonus for which the Executive is eligible due to his or her employment during the calendar year in which the Date of Termination occurs, with such bonus to be pro rated and calculated in accordance with the Kaman Corporation Cash Bonus Plan.

       4.2 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay to the Executive the Executive's normal post-termination compensation and benefits as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the occurrence of the first event or circumstance constituting Good Reason.

       5.  Severance Payments.

       5.1 If the Executive's employment is terminated during the thirty-six (36) month period following a Change in Control, other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, then the Company shall pay the Executive the amounts, and provide the

Executive the benefits described in this Section 5 ("Severance Payments") in addition to any payments and benefits to which the Executive is entitled under Section 4 of this Agreement. For purposes of this Agreement, the Executive's employment shall be deemed to have been terminated by the Company following a Change in Control, without Cause or by the Executive with Good Reason, if (i) the Executive's employment is terminated by the Company without Cause prior to a Change in Control and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Executive terminates his employment for Good Reason prior to a Change in Control and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person, or (iii) the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control. For purposes of any determination regarding the applicability of the immediately preceding sentence, any position taken by the Executive shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that such position is not correct.

            (a) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to the sum of (i) two (2) times the Executive's base salary as in effect immediately prior to the Date of Termination or, if Section 15 (o)(II) is applicable as an event or circumstance constituting Good Reason, the rate in effect immediately prior to such event or circumstance, and (ii) two (2) times the annual bonus actually paid for the fiscal year ending immediately prior to the fiscal year in which occurs the Date of Termination, pursuant to any annual bonus or incentive plan maintained by the Company.

            (b) For the twenty-four (24) month period immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents medical, dental, and accidental death and disability benefits substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the Executive, those provided to the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater cost to the Executive than the cost to the Executive immediately prior to such date or occurrence. Benefits otherwise receivable by the Executive pursuant to this Section 5.1(b) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the twenty-four (24) month period following the Date of Termination (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive); provided, however, that the Company shall reimburse the Executive for the excess, if any, of the cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason.

            (c) Notwithstanding any provision to the contrary in any plan or agreement maintained by the Company pursuant to which the Executive has been granted restricted stock, stock options or stock appreciation rights, effective on the Date of Termination,
(i) all restrictions with respect to any restricted stock shall lapse, and (ii) all stock appreciation rights and stock options shall become fully vested and then canceled in exchange for a cash payment equal to the excess of the fair market value of the shares of Company stock subject to the stock appreciation right or stock option on the date of the Change in Control, over the exercise price(s) of such stock appreciation rights or stock options.

            (d) In addition to the retirement benefits to which the Executive is entitled under any tax-qualified, supplemental or excess benefit pension plan maintained by the Company and any other plan or agreement entered into between the Executive and the Company which is designed to provide the Executive supplemental retirement benefits (the "Pension Plans") or any successor plan thereto, effective upon the Date of Termination, the Executive shall receive vesting credit under the Kaman Corporation Supplemental Employees Retirement Plan ("SERP") equal to two years of Continuous and Credited Service (as defined in the Kaman Corporation Employees' Pension Plan to which the SERP is supplemental).

            (e) If the Executive would have become entitled to benefits under the Company's post-retirement health care plans, as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, had the Executive's employment terminated at any time during the period of twenty-four (24) months after the Date of Termination, the Company shall provide such post-retirement health care benefits to the Executive and the Executive's dependents commencing on the later of (i) the date on which such coverage would have first become available and (ii) the date on which benefits described in Section 5.1 (b) terminate.

            (f) The Company shall (i) either prepay all remaining premiums, or establish an irrevocable grantor trust holding an amount of assets sufficient to pay all such remaining premiums (which trust shall be required to pay such premiums), under any insurance policy maintained by the Company insuring the life of the Executive, that is in effect; and (ii) shall transfer to the Executive any and all rights and incidents of ownership in such arrangements at no cost to the Executive.

            (g) The Company shall provide the Executive with reimbursement for outplacement services received by the Executive for up to Thirty Thousand Dollars ($30,000), but only until the first acceptance by the Executive of an offer of employment.

            (h) The Company shall provide the Executive with her Company automobile. The book value then attributed to it by the leasing company will be considered "fringe benefit" income and that amount will be subject to tax during the calendar year in which the Date of Termination occurs.

       5.2 (A) Whether or not the Executive becomes entitled to the Severance Payments, if any of the payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

            (B) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of Section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of Section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 5.2), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

            (C) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within thirty (30) days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive), to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within thirty (30) days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

            5.3 The Company also shall reimburse the Executive for legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement. Such payments shall be made within ten (10) business days after delivery of the Executive's written request for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

            5.4 The payments provided in subsections (a) and (c) of Section 5.1 shall be made on the last day of the Executive's employment. The payments provided in Section 5.2 of this Agreement shall be made as soon as practicable following the Date of Termination, but in no event later than thirty (30) days following the Date of Termination. If payments are not made in the time frame required by this subsection, interest on the unpaid amounts will accrue at 120% of the rate provided in Section 1274(b)(2)(B) of the Code until the date such payments are actually made. At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

       6.  Termination Procedures and Compensation During Dispute.

       6.1 Notice of Termination. After a Change in Control, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 9 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

       6.2 Date of Termination. "Date of Termination," with respect to any purported termination of the Executive's employment after a Change in Control, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

       6.3 Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 6.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

       6.4 Compensation During Dispute. If a purported termination occurs following a Change in Control and the Date of Termination is extended in accordance with Section 6.3 of this Agreement, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section 6.3 of this Agreement. Amounts paid under this Section 6.4 are in addition to all other amounts due under this Agreement (other than those due under Section 4.1 of this Agreement) and shall not be offset against or reduce any other amounts due under this Agreement.

       7. No Mitigation. The Company agrees that under this Agreement, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 5 of this Agreement or
Section 6.4 of this Agreement. Further, the amount of any payment or benefit provided for in this Agreement (other than as specifically provided in Section 5.1(b) of this Agreement) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

       8.  Successors; Binding Agreement.

       8.1 In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in accordance with its terms. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

       8.2 This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

       9. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the

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
address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

             To the Company:

             Kaman Corporation
             1332 Blue Hills Ave., P.O. Box 1
             Bloomfield, CT 06002
             Attention:  Paul R. Kuhn, President

       10. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the President of the Company or his designee. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement supersedes any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of Connecticut. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after its expiration shall survive any such expiration.

       11. Validity; Counterparts. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       12. Confidentiality. Unless required otherwise by law or government regulation, the parties will maintain the terms and conditions of this Agreement in confidence.

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
       13. Settlement of Disputes. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within sixty (60) days after notification by the Board that the Executive's claim has been denied.

       14. Arbitration. Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Hartford, Connecticut, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

       15. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

            (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

            (b)  "Auditor" shall have the meaning set forth in
Section 5.2 of this Agreement.

            (c)  "Base Amount" shall have the meaning set forth in
Section 280G(b)(3) of the Code.

            (d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

            (e) "Board" shall mean the Board of Directors of the Company.

            (f) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section
6.1 of this Agreement) after a written demand for substantial performance is delivered to the Executive by the Board, which

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
demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

            (g) The first to occur of any one of the following events shall constitute the occurrence of a "Change in Control" for purposes of this Agreement:

                 (I)  any Person is or becomes the Beneficial
Owner, directly or indirectly, of securities of the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

                 (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date of this Agreement, constitute the Board and any new director (other than a director whose initial assumption of office is a result of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company and whose appointment or election was not approved by at least two-thirds (2/3) of the directors of the Company in office immediately prior to any such contest) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office; or

                 (III)  there is consummated a merger or
consolidation of the Company with any other business entity, other than (i) a merger or consolidation which would result in the securities of the Company generally entitled to vote in the election of directors of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding such securities under an employee benefit plan of the Company or any Subsidiary of the Company, at least 65% of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Company or such surviving entity or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company; or

                 (IV) (i) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity where the outstanding securities generally entitled to vote in the election of directors of the Company immediately prior to the sale continue to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof) 65% or more of the outstanding securities of such entity generally entitled to vote in the election of directors immediately after such sale , or (ii) a disposition or divestiture by the Company or any Subsidiary of the Company to any Person of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation, including, without intending to limit the foregoing, any such disposition or divestiture effected by (a) a sale of all or substantially all of the securities or all or substantially all of the assets of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation, (b) the merger or consolidation of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation with or into any Person, other than a merger or consolidation which would result in the voting securities of the merged or consolidated Subsidiary outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 65% of the securities of such Subsidiary or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Subsidiary or such surviving entity or parent thereof, or (c) a spin off, dividend or other distribution of all or substantially all of the securities or all or substantially all of the assets (or of the stock of a business entity owning such securities or assets) of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation to the Company's stockholders.

       Within five (5) days after a Change in Control has occurred, the Company shall deliver to the Executive a written statement memorializing the date that the Change in Control occurred.

            (h)  "Code" shall mean the Internal Revenue Code of
1986, as amended from time to time.

            (i) "Company" shall mean Kaman Corporation and, except in determining under Section 15(g) hereof whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets.

            (j) "Date of Termination" shall have the meaning set forth in Section 6.2 of this Agreement.

            (k) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

            (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (m) "Excise Tax" shall mean any excise tax imposed under Section 4999 of the Code.

            (n) "Executive" shall mean the individual named in the first paragraph of this Agreement.

            (o) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change in Control, of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V), (VI), or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                 (I) the assignment to the Executive of any duties inconsistent with the Executive's status as Senior Vice President and Chief Legal Officer of the Company or a substantial diminution in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control;

                 (II)  a reduction by the Company in the
Executive's annual base salary as in effect on the date of this Agreement or as the same may be increased from time to time;

                 (III) the relocation of the Executive's principal place of employment to a location more than 50 miles from the Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations immediately prior to the Change in Control;

                 (IV) the failure by the Company to pay to the Executive any portion of the Executive's current compensation, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within thirty (30) days of the date such compensation is due;

                 (V) the failure by the Company to continue in effect any compensation plan in which the Executive participates immediately prior to the Change in Control which is material to the Executive's total compensation (including, but not limited to, the Kaman Corporation Compensation Administration Plan, Kaman Corporation Cash Bonus Plan, and Kaman Corporation 1993 Stock Incentive Plan), unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the Change in Control;

                 (VI) the failure by the Company to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's life insurance, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control, the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the

Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control, provided, however, that this paragraph shall not be construed to require the Company to provide the Executive with a defined benefit pension plan if no such plan is provided to similarly situated executive officers of the Company or its Affiliates; or

            (VII) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 6.1 of this Agreement; for purposes of this Agreement, no such purported termination shall be effective.

       The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

       For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that Good Reason does not exist.

            (p) "Gross-Up Payment" shall have the meaning set forth in Section 5.2 of this Agreement.

            (q) "Notice of Termination" shall have the meaning set forth in Section 6.1 of this Agreement.

            (r) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its direct or indirect Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions and with substantially the same voting rights as their ownership and voting rights with respect to the Company, or (v) Charles H. Kaman or any entity created or controlled by him, provided that he possesses and exercises, in person or by proxy solicited by the Board, the right to vote all securities of the Company generally entitled to vote in the election of directors of the Company, of which he or any such entity is the Beneficial Owner.

            (s) "Severance Payments" shall have the meaning set forth in Section 5.1 of this Agreement.

            (t) "Subsidiary" shall mean any corporation of which the Company owns, directly or indirectly, a majority of securities entitled to vote in the election of directors.

            (u)   "Tax Counsel" shall have the meaning set forth in
Section 5.2 of this Agreement.

            (v)   "Term" shall mean the period of time described in
Section 2 of this Agreement.

            (w) "Total Payments" shall mean those payments so described in Section 5.2 of this Agreement.


       IN WITNESS WHEREOF, the parties have executed this agreement as of the date and year first above written.

                                 Kaman Corporation




                                 By: /s/ Paul R. Kuhn
/s/Candace A. Clark              Name: Paul R. Kuhn
                                 Title:  President and CEO

Address:

23 Burnham Road
Avon, CT 06001

                     CHANGE IN CONTROL AGREEMENT

   THIS AGREEMENT, is made as of September 21, 1999, by and between Kaman Industrial Technologies Corporation, a Connecticut corporation (the "Company"), and T. Jack Cahill (the "Executive").

   WHEREAS, the Company considers it essential to the best interests of its shareholder to foster the continued employment of key management personnel; and

   WHEREAS, in furtherance of this objective, the Company and Executive have executed an Employment Agreement dated as of September 21, 1999; and

   WHEREAS, the Board recognizes that the possibility of a Change in Control exists and that such possibility, which will not be addressed by the Employment Agreement, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholder; and

   WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without the potential distractions arising from the possibility of a Change in Control;

   NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

       1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section of this Agreement.

       2.  Term.   [Intentionally Omitted]

       3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's continued employment, the Company agrees, under the conditions described herein, to pay the Executive the Severance Payments and the other payments and benefits described in this Agreement. Except as provided in Section 8.1 of this Agreement, no Severance Payments shall be payable under this Agreement unless there shall have been (or, under the terms of the second sentence of Section 5.1, there shall be deemed to have been) a termination of the Executive's employment with the Company following a Change in Control. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

       4.  Compensation Other Than Severance Payments.

       4.1 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay the Executive's full salary to the Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if Section 15 (o)(II) is applicable as an event or circumstance constituting Good Reason, the rate in effect immediately prior to such event or circumstance, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination (or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason), including, but not limited to, the bonus for which the Executive is eligible due to his or her employment during the calendar year in which the Date of Termination occurs, with such bonus to be pro rated and calculated in accordance with the Kaman Corporation Cash Bonus Plan.

       4.2 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay to the Executive the Executive's normal post-termination compensation and benefits as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the occurrence of the first event or circumstance constituting Good Reason.

       5.  Severance Payments.

       5.1 If the Executive's employment is terminated during the thirty-six (36) month period following a Change in Control, other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, then the Company shall pay the Executive the amounts, and provide the Executive the benefits described in this Section 5 ("Severance Payments") in addition to any payments and benefits to which the Executive is entitled under Section 4 of this Agreement. For purposes of this Agreement, the Executive's employment shall be deemed to have been terminated by the Company following a Change in Control, without Cause or by the Executive with Good Reason, if (i) the Executive's employment is terminated by the Company without Cause prior to a Change in Control and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Executive terminates his employment for Good Reason prior to a Change in Control and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person, or (iii) the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control. For purposes of any determination regarding the applicability of the immediately preceding sentence, any position taken by the Executive shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that such position is not correct.

            (a) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to the sum of (i) two (2) times the Executive's base salary as in effect immediately prior to the Date of Termination or, if Section 15 (o)(II) is applicable as an event or circumstance constituting Good Reason, the rate in effect immediately prior to such event or circumstance, and (ii) two (2) times the annual bonus actually paid for the fiscal year ending immediately prior to the fiscal year in which occurs the Date of Termination, pursuant to any annual bonus or incentive plan maintained by or through the Company.

            (b) For the twenty-four (24) month period immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents medical, dental, and accidental death and disability benefits substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the Executive, those provided to the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater cost to the Executive than the cost to the Executive immediately prior to such date or occurrence. Benefits otherwise receivable by the Executive pursuant to this Section 5.1(b) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the twenty-four (24) month period following the Date of Termination (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive); provided, however, that the Company shall reimburse the Executive for the excess, if any, of the cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason.

            (c) Notwithstanding any provision to the contrary in any plan or agreement maintained by or through the Company pursuant to which the Executive has been granted restricted stock, stock options or stock appreciation rights, effective on the Date of Termination, (i) all restrictions with respect to any restricted stock shall lapse, and (ii) all stock appreciation rights and stock options shall become fully vested and then canceled in exchange for a cash payment equal to the excess of the fair market value of the shares of Parent Company stock subject to the stock appreciation right or stock option on the date of the Change in Control, over the exercise price(s) of such stock appreciation rights or stock options.

            (d) In addition to the retirement benefits to which the Executive is entitled under any tax-qualified, supplemental or excess benefit pension plan maintained by or through the Company and any other plan or agreement entered into between the Executive and the Company which is designed to provide the Executive supplemental retirement benefits (the "Pension Plans") or any successor plan thereto, effective upon the Date of Termination, the Executive shall receive vesting credit under the Kaman Corporation Supplemental Employees Retirement Plan ("SERP") equal to two years of Continuous and Credited Service (as defined in the Kaman Corporation Employees' Pension Plan to which the SERP is supplemental).

            (e) If the Executive would have become entitled to benefits under the Company's post-retirement health care plans, as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, had the Executive's employment terminated at any time during the period of twenty-four (24) months after the Date of Termination, the Company shall provide such post-retirement health care benefits to the Executive and the Executive's dependents commencing on the later of (i) the date on which such coverage would have first become available and (ii) the date on which benefits described in Section 5.1 (b) terminate.

            (f) The Company shall (i) either prepay all remaining premiums, or establish an irrevocable grantor trust holding an amount of assets sufficient to pay all such remaining premiums (which trust shall be required to pay such premiums), under any insurance policy maintained by or through the Company insuring the life of the Executive, that is in effect, and (ii) shall transfer to the Executive any and all rights and incidents of ownership in such arrangements at no cost to the Executive.

            (g) The Company shall provide the Executive with reimbursement for outplacement services received by the Executive for up to Thirty Thousand Dollars ($30,000), but only until the first acceptance by the Executive of an offer of employment.

            (h) The Company shall provide the Executive with his Company automobile. The book value then attributed to it by the leasing company will be considered "fringe benefit" income and that amount will be subject to tax during the calendar year in which the Date of Termination occurs.

       5.2 (A) Whether or not the Executive becomes entitled to the Severance Payments, if any of the payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

            (B) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of Section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of Section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 5.2), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

            (C) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within thirty (30) days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive), to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within thirty (30) days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

       5.3 The Company also shall reimburse the Executive for legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement. Such payments shall be made within ten (10) business days after delivery of the Executive's written request for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

       5.4  The payments provided in subsections (a) and (c) of
Section 5.1 shall be made on the last day of the Executive's employment. The payments provided in Section 5.2 of this Agreement shall be made as soon as practicable following the Date of Termination, but in no event later than thirty (30) days following the Date of Termination. If payments are not made in the time frame required by this subsection, interest on the unpaid amounts will accrue at 120% of the rate provided in Section 1274(b)(2)(B) of the Code until the date such payments are actually made. At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

       6.  Termination Procedures and Compensation During Dispute.

       6.1 Notice of Termination. After a Change in Control, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 9 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

       6.2 Date of Termination. "Date of Termination," with respect to any purported termination of the Executive's employment after a Change in Control, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the

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
Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

       6.3 Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 6.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

       6.4 Compensation During Dispute. If a purported termination occurs following a Change in Control and the Date of Termination is extended in accordance with Section 6.3 of this Agreement, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section 6.3 of this Agreement. Amounts paid under this Section 6.4 are in addition to all other amounts due under this Agreement (other than those due under Section 4.1 of this Agreement) and shall not be offset against or reduce any other amounts due under this Agreement.

       7. No Mitigation. The Company agrees that under this Agreement, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 5 of this Agreement or
Section 6.4 of this Agreement. Further, the amount of any payment or benefit provided for in this Agreement (other than as specifically provided in Section 5.1(b) of this Agreement) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

       8.  Successors; Binding Agreement.

       8.1 In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in accordance with its terms. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

       8.2 This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

       9. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

             To the Company:

             c/o Kaman Corporation
             1332 Blue Hills Ave., P.O. Box 1
             Bloomfield, CT 06002
             Attention: Candace A. Clark, Secretary

       10. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and an officer of the Company, or his designee, who is also an officer of the Parent Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement supersedes any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of Connecticut.
Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after its expiration shall survive any such expiration.

       11. Validity; Counterparts. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       12. Confidentiality. Unless required otherwise by law or government regulation, the parties will maintain the terms and conditions of this Agreement in confidence.

       13. Settlement of Disputes. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within sixty (60) days after notification by the Board that the Executive's claim has been denied.

       14. Arbitration. Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Hartford, Connecticut, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

       15. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

            (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

            (b)  "Auditor" shall have the meaning set forth in
Section 5.2 of this Agreement.

            (c)  "Base Amount" shall have the meaning set forth in
Section 280G(b)(3) of the Code.

            (d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

            (e) "Board" shall mean the Board of Directors of the Company.

            (f) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section
6.1 of this Agreement) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

            (g) The first to occur of any one of the following events shall constitute the occurrence of a "Change in Control" for purposes of this Agreement:

                 (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of (i) the Parent Company representing 35% or more of the then outstanding securities of the Parent Company generally entitled to vote in the election of directors of the Parent Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (II) below, or (ii) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of (i) the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

                 (II)  there is consummated a merger or
consolidation of the Parent Company with any other business entity, other than (i) a merger or consolidation which would result in the securities of the Parent Company generally entitled to vote in the election of directors of the Parent Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding such securities under an employee benefit plan of the Parent Company or any subsidiary of the Parent Company, at least 65% of the securities of the Parent Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Parent Company or such surviving entity or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Parent Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Parent Company representing 35% or more of the then outstanding securities of the Parent Company generally entitled to vote in the election of directors of the Parent Company; or

                 (III)  there is consummated a merger or
consolidation of the Company with any other business entity, other than (i) a merger or consolidation which would result in the securities of the Company generally entitled to vote in the election of directors of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding such securities under an employee benefit plan of the Company or any Subsidiary of the Company, at least 65% of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Company or such surviving entity or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company, (iii) any merger or consolidation with another direct or indirect subsidiary of the Parent Company; or
(iv) any merger or consolidation of the Company with a Subsidiary of the Company;

                 (IV) the stockholders of the Parent Company approve a plan of complete liquidation or dissolution of the Parent Company or there is consummated the sale or disposition by the Parent Company of all or substantially all of the Parent Company's assets, other than a sale or disposition by the Parent Company of all or substantially all of the Parent Company's assets to an entity where the outstanding securities generally entitled to vote in the election of directors of the Parent Company immediately prior to the sale continue to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof) 65% or more of the outstanding securities of such entity generally entitled to vote in the election of directors immediately after such sale;

                 (V) the following individuals cease for any reason to constitute a majority of the number of directors of the board of directors of the Parent Company then serving: individuals who, on the date of this Agreement, constitute the board of directors of the Parent Company and any new director (other than a director whose initial assumption of office is a result of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Parent Company and whose appointment or election was not approved by at least two-thirds (2/3) of the directors of the Parent Company in office immediately prior to any such contest) whose appointment or election by the board of directors of the Parent Company or nomination for election by the Parent Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office;

                 (VI) there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, of which at least 65% of the outstanding securities generally entitled to vote in the election of directors are owned by the Parent Company or a direct or indirect subsidiary of the Parent Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur in the event of a distribution or spin-off of shares of the capital stock of the Company to the shareholders of the Parent Company and this Agreement shall terminate on the date that such distribution or spin off is effectuated.

       Within five (5) days after a Change in Control has occurred, the Company shall deliver to the Executive a written statement memorializing the date that the Change in Control occurred.

            (h)  "Code" shall mean the Internal Revenue Code of
1986, as amended from time to time.

            (i) "Company" shall mean Kaman Industrial Technologies Corporation and, except in determining under Section 15(g) hereof whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets.

            (j) "Date of Termination" shall have the meaning set forth in Section 6.2 of this Agreement.

            (k) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

            (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (m) "Excise Tax" shall mean any excise tax imposed under Section 4999 of the Code.

            (n) "Executive" shall mean the individual named in the first paragraph of this Agreement.

            (o) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change in Control, of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V), (VI), or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                 (I) the assignment to the Executive of any duties inconsistent with the Executive's status as President of the Company or a substantial diminution in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control;

                 (II)  a reduction by the Company in the
Executive's annual base salary as in effect on the date of this Agreement or as the same may be increased from time to time;

                 (III) the relocation of the Executive's principal place of employment to a location more than 50 miles from the Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations immediately prior to the Change in Control;

                 (IV) the failure by the Company to pay to the Executive any portion of the Executive's current compensation, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within thirty (30) days of the date such compensation is due;

                 (V) the failure by the Company to continue in effect any compensation plan in which the Executive participates immediately prior to the Change in Control which is material to the Executive's total compensation (including, but not limited to, the Kaman Corporation Compensation Administration Plan, Kaman Corporation Cash Bonus Plan, and Kaman Corporation 1993 Stock Incentive Plan), unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the Change in Control;

                 (VI) the failure by the Company to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's life insurance, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control, the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control, provided, however, that this paragraph shall not be construed to require the Company to provide the Executive with a defined benefit pension plan if no such plan is provided to similarly situated executive officers of the Company or its Affiliates; or

                 (VII)  any purported termination of the
Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 6.1 of this Agreement; for purposes of this Agreement, no such purported termination shall be effective.

       The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

       For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that Good Reason does not exist.

            (p) "Gross-Up Payment" shall have the meaning set forth in Section 5.2 of this Agreement.

            (q) "Notice of Termination" shall have the meaning set forth in Section 6.1 of this Agreement.

            (r) "Parent Company" shall mean Kaman Corporation and, except in determining under Section 15(g) hereof whether or not any Change in Control of the Parent Company has occurred, shall include any successor to its business and/or assets.

            (s) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Parent Company or the Company or any of their direct or indirect subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholder of the Company in substantially the same proportions and with substantially the same voting rights as their ownership and voting rights with respect to the Company, or (v) Charles H. Kaman or any entity created or controlled by him, provided that he possesses and exercises, in person or by proxy solicited by the board of directors of the Parent Company, the right to vote all securities of the Parent Company generally entitled to vote in the election of directors of the Parent Company, of which he or any such entity is the Beneficial Owner.

            (t) "Severance Payments" shall have the meaning set forth in Section 5.1 of this Agreement.

            (u) "Subsidiary" shall mean any corporation of which the Company owns, directly or indirectly, a majority of securities entitled to vote in the election of directors.

            (v)   "Tax Counsel" shall have the meaning set forth in
Section 5.2 of this Agreement.

            (w)   "Term" shall mean the period of time described in
Section 2 of this Agreement.

            (x) "Total Payments" shall mean those payments so described in Section 5.2 of this Agreement.


       IN WITNESS WHEREOF, the parties have executed this agreement as of the date and year first above written.

                                 Kaman Industrial Technologies
                                 Corporation




                                 By: /s/ Robert M. Garneau
/s/ T. Jack Cahill               Name:  Robert M. Garneau
                                 Title: Vice President
Address:

9 Whitman Pond Rd.
Simsbury, CT 06070

                     CHANGE IN CONTROL AGREEMENT


   THIS AGREEMENT, is made as of September 21, 1999, by and between Kaman Music Corporation, a Connecticut corporation (the "Company"), and Robert H. Saunders, Jr. (the "Executive").

   WHEREAS, the Company considers it essential to the best interests of its shareholder to foster the continued employment of key management personnel; and

   WHEREAS, in furtherance of this objective, the Company and Executive have executed an Employment Agreement dated as of September 21, 1999; and

   WHEREAS, the Board recognizes that the possibility of a Change in
Control exists and that such possibility, which will not be addressed by the Employment Agreement, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholder; and

   WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without the potential distractions arising from the possibility of a Change in Control;

   NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

       1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section of this Agreement.

       2.  Term.   [Intentionally Omitted]

       3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's continued employment, the Company agrees, under the conditions described herein, to pay the Executive the Severance Payments and the other payments and benefits described in this Agreement. Except as provided in Section 8.1 of this Agreement, no Severance Payments shall be payable under this Agreement unless there shall have been (or, under the terms of the second sentence of Section 5.1, there shall be deemed to have been) a termination of the Executive's employment with the Company following a Change in Control. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

       4.  Compensation Other Than Severance Payments.

       4.1 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay the Executive's full salary to the Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if Section 15 (o)(II) is applicable as an event or circumstance constituting Good Reason, the rate in effect immediately prior to such event or circumstance, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination (or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason), including, but not limited to, the bonus for which the Executive is eligible due to his or her employment during the calendar year in which the Date of Termination occurs, with such bonus to be pro rated and calculated in accordance with the Kaman Corporation Cash Bonus Plan.

       4.2 If the Executive's employment shall be terminated for any reason following a Change in Control, the Company shall pay to the Executive the Executive's normal post-termination compensation and benefits as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the occurrence of the first event or circumstance constituting Good Reason.

       5.  Severance Payments.

       5.1 If the Executive's employment is terminated during the thirty-six (36) month period following a Change in Control, other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, then the Company shall pay the Executive the amounts, and provide the Executive the benefits described in this Section 5 ("Severance Payments") in addition to any payments and benefits to which the Executive is entitled under Section 4 of this Agreement. For purposes of this Agreement, the Executive's employment shall be deemed to have been terminated by the Company following a Change in

Control, without Cause or by the Executive with Good Reason, if (i) the Executive's employment is terminated by the Company without Cause prior to a Change in Control and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Executive terminates his employment for Good Reason prior to a Change in Control and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person, or (iii) the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control. For purposes of any determination regarding the applicability of the immediately preceding sentence, any position taken by the Executive shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that such position is not correct.

            (a) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to the sum of (i) two (2) times the Executive's base salary as in effect immediately prior to the Date of Termination or, if Section 15 (o)(II) is applicable as an event or circumstance constituting Good Reason, the rate in effect immediately prior to such event or circumstance, and (ii) two (2) times the annual bonus actually paid for the fiscal year ending immediately prior to the fiscal year in which occurs the Date of Termination, pursuant to any annual bonus or incentive plan maintained by or through the Company.

            (b) For the twenty-four (24) month period immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents medical, dental, and accidental death and disability benefits substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the Executive, those provided to the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater cost to the Executive than the cost to the Executive immediately prior to such date or occurrence. Benefits otherwise receivable by the Executive pursuant to this Section 5.1(b) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the twenty-four (24) month period following the Date of Termination (and any such benefits received by or made

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
available to the Executive shall be reported to the Company by the Executive); provided, however, that the Company shall reimburse the Executive for the excess, if any, of the cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason.

            (c) Notwithstanding any provision to the contrary in any plan or agreement maintained by or through the Company pursuant to which the Executive has been granted restricted stock, stock options or stock appreciation rights, effective on the Date of Termination, (i) all restrictions with respect to any restricted stock shall lapse, and (ii) all stock appreciation rights and stock options shall become fully vested and then canceled in exchange for a cash payment equal to the excess of the fair market value of the shares of Parent Company stock subject to the stock appreciation right or stock option on the date of the Change in Control, over the exercise price(s) of such stock appreciation rights or stock options.

            (d) In addition to the retirement benefits to which the Executive is entitled under any tax-qualified, supplemental or excess benefit pension plan maintained by or through the Company and any other plan or agreement entered into between the Executive and the Company which is designed to provide the Executive supplemental retirement benefits (the "Pension Plans") or any successor plan thereto, effective upon the Date of Termination, the Executive shall receive vesting credit under the Kaman Corporation Supplemental Employees Retirement Plan ("SERP") equal to two years of Continuous and Credited Service (as defined in the Kaman Corporation Employees' Pension Plan to which the SERP is supplemental).

            (e) If the Executive would have become entitled to benefits under the Company's post-retirement health care plans, as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, had the Executive's employment terminated at any time during the period of twenty-four (24) months after the Date of Termination, the Company shall provide such post-retirement health care benefits to the Executive and the Executive's dependents commencing on the later of (i) the date on which such coverage would have first become available and (ii) the date on which benefits described in Section 5.1 (b) terminate.

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            (f)  The Company shall (i) either prepay all remaining
premiums, or establish an irrevocable grantor trust holding an amount of assets sufficient to pay all such remaining premiums (which trust shall be required to pay such premiums), under any insurance policy maintained by or through the Company insuring the life of the Executive, that is in effect, and (ii) shall transfer to the Executive any and all rights and incidents of ownership in such arrangements at no cost to the Executive.

            (g) The Company shall provide the Executive with reimbursement for outplacement services received by the Executive for up to Thirty Thousand Dollars ($30,000), but only until the first acceptance by the Executive of an offer of employment.

            (h) The Company shall provide the Executive with his Company automobile. The book value then attributed to it by the leasing company will be considered "fringe benefit" income and that amount will be subject to tax during the calendar year in which the Date of Termination occurs.

       5.2 (A) Whether or not the Executive becomes entitled to the Severance Payments, if any of the payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (such payments or benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

           (B) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of Section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of Section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess

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
parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 5.2), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

            (C) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within thirty (30) days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive), to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within thirty (30) days following the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

       5.3 The Company also shall reimburse the Executive for legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the

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Executive's employment or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement. Such payments shall be made within ten (10) business days after delivery of the Executive's written request for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

       5.4  The payments provided in subsections (a) and (c) of
Section 5.1 shall be made on the last day of the Executive's employment. The payments provided in Section 5.2 of this Agreement shall be made as soon as practicable following the Date of Termination, but in no event later than thirty (30) days following the Date of Termination. If payments are not made in the time frame required by this subsection, interest on the unpaid amounts will accrue at 120% of the rate provided in Section 1274(b)(2)(B) of the Code until the date such payments are actually made. At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

       6.  Termination Procedures and Compensation During Dispute.

       6.1 Notice of Termination. After a Change in Control, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 9 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

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       6.2  Date of Termination.  "Date of Termination," with
respect to any purported termination of the Executive's employment after a Change in Control, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

       6.3 Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 6.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

       6.4 Compensation During Dispute. If a purported termination occurs following a Change in Control and the Date of Termination is extended in accordance with Section 6.3 of this Agreement, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section 6.3 of this Agreement. Amounts paid under this Section 6.4 are in addition to all other amounts due under this Agreement (other than those due under Section 4.1 of this Agreement) and shall not be offset against or reduce any other amounts due under this Agreement.

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       7.  No Mitigation.  The Company agrees that under this
Agreement, if the Executive's employment with the Company terminates, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 5 of this Agreement or
Section 6.4 of this Agreement. Further, the amount of any payment or benefit provided for in this Agreement (other than as specifically provided in Section 5.1(b) of this Agreement) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

       8.  Successors; Binding Agreement.

       8.1 In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in accordance with its terms. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

       8.2 This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

       9. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the

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
address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

             To the Company:

             c/o Kaman Corporation
             1332 Blue Hills Ave., P.O. Box 1
             Bloomfield, CT 06002
             Attention: Candace A. Clark, Secretary

       10. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and an officer of the Company, or his designee, who is also an officer of the Parent Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement supersedes any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of Connecticut.
Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after its expiration shall survive any such expiration.

       11. Validity; Counterparts. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       12. Confidentiality. Unless required otherwise by law or government regulation, the parties will maintain the terms and conditions of this Agreement in confidence.

       13. Settlement of Disputes. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the

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
specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within sixty (60) days after notification by the Board that the Executive's claim has been denied.

       14. Arbitration. Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Hartford, Connecticut, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

       15. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

            (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

            (b)  "Auditor" shall have the meaning set forth in
Section 5.2 of this Agreement.

            (c)  "Base Amount" shall have the meaning set forth in
Section 280G(b)(3) of the Code.

            (d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

            (e) "Board" shall mean the Board of Directors of the Company.

            (f) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section
6.1 of this Agreement) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed

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
the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

            (g) The first to occur of any one of the following events shall constitute the occurrence of a "Change in Control" for purposes of this Agreement:

                 (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of (i) the Parent Company representing 35% or more of the then outstanding securities of the Parent Company generally entitled to vote in the election of directors of the Parent Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (II) below, or (ii) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of (i) the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

                 (II)  there is consummated a merger or
consolidation of the Parent Company with any other business entity, other than (i) a merger or consolidation which would result in the securities of the Parent Company generally entitled to vote in the election of directors of the Parent Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding such securities under an employee benefit plan of the Parent Company or any subsidiary of the Parent Company, at least 65% of the securities of the Parent Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Parent Company or such surviving entity or any parent thereof, or (ii) a merger or consolidation

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
effected to implement a recapitalization of the Parent Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Parent Company representing 35% or more of the then outstanding securities of the Parent Company generally entitled to vote in the election of directors of the Parent Company; or

                 (III)  there is consummated a merger or
consolidation of the Company with any other business entity, other than (i) a merger or consolidation which would result in the securities of the Company generally entitled to vote in the election of directors of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding such securities under an employee benefit plan of the Company or any Subsidiary of the Company, at least 65% of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and generally entitled to vote in the election of directors of the Company or such surviving entity or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the then outstanding securities of the Company generally entitled to vote in the election of directors of the Company, (iii) any merger or consolidation with another direct or indirect subsidiary of the Parent Company; or
(iv) any merger or consolidation of the Company with a Subsidiary of the Company;

                 (IV) the stockholders of the Parent Company approve a plan of complete liquidation or dissolution of the Parent Company or there is consummated the sale or disposition by the Parent Company of all or substantially all of the Parent Company's assets, other than a sale or disposition by the Parent Company of all or substantially all of the Parent Company's assets to an entity where the outstanding securities generally entitled to vote in the election of directors of the Parent Company immediately prior to the sale continue to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof) 65% or more of the outstanding securities of such entity generally entitled to vote in the election of directors immediately after such sale;

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
                 (V) the following individuals cease for any reason to constitute a majority of the number of directors of the board of directors of the Parent Company then serving: individuals who, on the date of this Agreement, constitute the board of directors of the Parent Company and any new director (other than a director whose initial assumption of office is a result of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Parent Company and whose appointment or election was not approved by at least two-thirds (2/3) of the directors of the Parent Company in office immediately prior to any such contest) whose appointment or election by the board of directors of the Parent Company or nomination for election by the Parent Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office;

                 (VI) there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, of which at least 65% of the outstanding securities generally entitled to vote in the election of directors are owned by the Parent Company or a direct or indirect subsidiary of the Parent Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur in the event of a distribution or spin-off of shares of the capital stock of the Company to the shareholders of the Parent Company and this Agreement shall terminate on the date that such distribution or spin off is effectuated.

       Within five (5) days after a Change in Control has occurred, the Company shall deliver to the Executive a written statement memorializing the date that the Change in Control occurred.

            (h)  "Code" shall mean the Internal Revenue Code of
1986, as amended from time to time.

            (i) "Company" shall mean Kaman Music Corporation and, except in determining under Section 15(g) hereof whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets.

            (j) "Date of Termination" shall have the meaning set forth in Section 6.2 of this Agreement.

            (k) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6)

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
consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

            (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (m) "Excise Tax" shall mean any excise tax imposed under Section 4999 of the Code.

            (n) "Executive" shall mean the individual named in the first paragraph of this Agreement.

            (o) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change in Control, of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V), (VI), or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                 (I) the assignment to the Executive of any duties inconsistent with the Executive's status as President of the Company or a substantial diminution in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control;

                 (II)  a reduction by the Company in the
Executive's annual base salary as in effect on the date of this Agreement or as the same may be increased from time to time;

                 (III) the relocation of the Executive's principal place of employment to a location more than 50 miles from the Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations immediately prior to the Change in Control;

                 (IV) the failure by the Company to pay to the Executive any portion of the Executive's current compensation, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within thirty (30) days of the date such compensation is due;

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
                 (V) the failure by the Company to continue in effect any compensation plan in which the Executive participates immediately prior to the Change in Control which is material to the Executive's total compensation (including, but not limited to, the Kaman Corporation Compensation Administration Plan, Kaman Corporation Cash Bonus Plan, and Kaman Corporation 1993 Stock Incentive Plan), unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the Change in Control;

                 (VI) the failure by the Company to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's life insurance, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control, the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control, provided, however, that this paragraph shall not be construed to require the Company to provide the Executive with a defined benefit pension plan if no such plan is provided to similarly situated executive officers of the Company or its Affiliates; or

                 (VII)  any purported termination of the
Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 6.1 of this Agreement; for purposes of this Agreement, no such purported termination shall be effective.

       The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

   For purposes of any determination regarding the existence of Good
Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Board by clear and convincing evidence that Good Reason does not exist.

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            (p)  "Gross-Up Payment" shall have the meaning set
forth in Section 5.2 of this Agreement.

            (q) "Notice of Termination" shall have the meaning set forth in Section 6.1 of this Agreement.

            (r) "Parent Company" shall mean Kaman Corporation and, except in determining under Section 15(g) hereof whether or not any Change in Control of the Parent Company has occurred, shall include any successor to its business and/or assets.

            (s) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Parent Company or the Company or any of their direct or indirect subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholder of the Company in substantially the same proportions and with substantially the same voting rights as their ownership and voting rights with respect to the Company, or (v) Charles H. Kaman or any entity created or controlled by him, provided that he possesses and exercises, in person or by proxy solicited by the board of directors of the Parent Company, the right to vote all securities of the Parent Company generally entitled to vote in the election of directors of the Parent Company, of which he or any such entity is the Beneficial Owner.

            (t) "Severance Payments" shall have the meaning set forth in Section 5.1 of this Agreement.

            (u) "Subsidiary" shall mean any corporation of which the Company owns, directly or indirectly, a majority of securities entitled to vote in the election of directors.

            (v)   "Tax Counsel" shall have the meaning set forth in
Section 5.2 of this Agreement.

            (w)   "Term" shall mean the period of time described in
Section 2 of this Agreement.

            (x) "Total Payments" shall mean those payments so described in Section 5.2 of this Agreement.

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       IN WITNESS WHEREOF, the parties have executed this agreement as of the date and year first above written.

                                 Kaman Music Corporation




                                 By: /s/ Robert M. Garneau

/s/Robert H. Saunders, Jr.       Name: Robert M. Garneau
                                 Title:  Vice President

Address:

837 Neipsic Road
Glastonbury, CT 06033

                             Page 132
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